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[REGISTERED LOGO]
  BARON
  FUNDS

  BARON ASSET
1 FUND


PERFORMANCE........................................................1

INVESTMENT STRATEGY................................................2

PORTFOLIO ADDITIONS................................................8

RECENT DEVELOPMENTS................................................8

OTHER DEVELOPMENTS................................................10


  BARON GROWTH
2 & INCOME FUND


PERFORMANCE.......................................................12

INVESTMENT STRATEGY...............................................13

RECENT DEVELOPMENTS...............................................14


  BARON SMALL
3 CAP FUND

PERFORMANCE.......................................................16

PORTFOLIO
COMPOSITION.......................................................16

NEW POSITIONS.....................................................17

RECENT EVENTS.....................................................18



767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON
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                                                  THIS QUARTERLY REPORT CONTAINS
                                                     INFORMATION FOR THREE FUNDS


 BARON ASSET FUND


QUARTERLY REPORT                                             DECEMBER 31, 1998

DEAR BARON ASSET
FUND SHAREHOLDER:
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PERFORMANCE

Baron Asset Fund underperformed S & P 500 in 1998, outperformed Russell 2000.

Baron Asset Fund, a small cap growth fund, achieved modest growth in per share value during 1998, 4.4%. This performance was better than the loss recorded by the small cap Russell 2000, but significantly trailed the strong gain recorded by the large cap S & P 500. Please see bar charts below. During the December quarter, Baron Asset Fund achieved the best three month performance since its June 1987 inception, a 26.6% gain. However, our Fund's very strong performance last quarter was only a recovery from a sharp decline during last fall's "financial panic." The stock market began its most recent rally on October 9th, the day of the seventh annual Baron Investment Conference...an obvious cause and effect.

Large cap S & P 500 outperformed small cap Russell 2000 last year...that's the fifth consecutive year...the first time ever; S & P 500 also outperformed Russell 2000 cumulatively from beginning of bull market in 1982 through December 1998. Relative valuations of small cap vs big cap stocks favor small businesses and are extreme.

During the past five years, the large cap S & P 500 index outperformed the small cap Russell 2000 every year. This five year consecutive outperformance by large companies has never happened before. Further, the performance gap between large and small cap companies' stocks in 1998 was a record 31.1%...the S & P 500 gained 28.6% while the Russell 2000 lost 2.6%.

The S & P 500 outperformed the faster growing Russell 2000 by 1.3% per year from the beginning of the bull market in 1982 through December 1998. That alone was unusual since historically faster growing smaller companies not only outperformed, but were more highly valued. We think its all part of the indexing

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PERFORMANCE
FOR THE 3 MONTHS ENDED DECEMBER 31, 1998

BARON ASSET FUND             26.58%
S&P 500*                     21.34%
RUSSELL 2000*                16.31%

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PERFORMANCE SINCE INCEPTION
JUNE 12, 1987 THROUGH DECEMBER 31, 1998

BARON ASSET FUND             557.5%
S&P 500*                     458.4%
RUSSELL 2000*                214.9%

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PERFORMANCE
FOR THE 12 MONTHS ENDED DECEMBER 31, 1998

BARON ASSET FUND              4.27%
S&P 500*                     28.57%
RUSSELL 2000*                -2.55%
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*THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE
 PERFORMANCE OF THE STOCK MARKET IN GENERAL: THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

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phenomenon of the past decade. The S & P 500 index has a current market capitalization of $10 trillion, the Russell 2000, $900 billion. Three years ago the value of the Russell 2000 was 15% that of the S & P 500. The Fund's advisor believes valuations of many fast growing, well managed, small cap, non-technology businesses are unusually attractive, both on an absolute and relative basis. It is not difficult to find strong smaller and mid-sized companies growing at more than twice the rate of the S & P 500 and selling for less than half the price earnings multiple of the large cap index. Of course, it doesn't take too many years before fast growing smaller companies will themselves become large businesses and, presumably, be accorded valuations currently common to other large businesses. If investors again accord smaller businesses premium valuations, as they have historically, we will also benefit.

Baron Asset Fund outperformed both S & P 500 and Russell 2000 during eleven and a half years from its June 1987 inception through December 1998. Please see bar chart on page 1.

Baron Asset Fund has the major portion of its assets (80%) invested in small and mid-sized businesses. The Fund's three large cap investments, Charles Schwab, NTL and Outdoor Systems were initially purchased in 1992, 1993 and 1997 respectively, when all were small cap companies, each had market capitalization values of less than $1 billion. Schwab has since increased in price more than 35 fold, NTL more than eight fold, Outdoor Systems more than three fold. We believe these businesses all have the opportunity to again at least double in value during the next four years.

A number of mid-sized businesses purchased by Baron Asset Fund during the past several years when they were still small cap businesses have also appreciated several fold since we first invested in their companies. Included in this category are Robert Half, DeVry, Mirage Resorts, Heftel Broadcasting, HCR Manor Care, Dollar Tree, American Tower and Cox Radio. Robert Half has appreciated more than 36 times since its original purchase price in 1990, the others five to ten fold since their original purchases several years ago. All offer the potential to at least double in size again during the next four years.

Baron Asset Fund's recent small cap company purchases, including Sotheby's, Industrie Natuzzi, Choicepoint, OM Group, Southern Union, Saga Communications, Commonwealth Telephone, Vail Resorts, CoreComm and Seacor Smit, also offer, in our opinion, very exciting value appreciation potential during the next four years. Of course, Baron Asset Fund does not invest in small and mid-sized businesses because they're small, but rather because they have a chance to become successful, to become BIG! And, when these companies do become large, if they still have significant growth opportunities, we'll reap the benefits...because we'll still be shareholders. This contrasts to many small cap funds which sell their "investments" as soon as they reach predetermined and arbitrary market capitalizations.
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Baron Asset Fund is the second best performing small cap fund of 55 such funds from the Fund's inception in June 1987 through December 1998. Morningstar ranks Baron Asset Fund the fifth least risky small cap growth mutual fund and ranks it number three overall of 183 such funds during the past five years. Baron Asset Fund has also outperformed all but a few equity mutual funds, small cap or large cap, since its inception with its more than sixfold appreciation. Baron Asset outperformed both the S & P 500 and the Russell 2000 indexes from its June 1987 start through December 1998. This is despite a few significant losses, most notable among them our ill timed purchase of AMF Bowling last year which penalized 1998 results about 4%. AMF represented our largest loss since our 1992 results were penalized by our investment in Tokos Medical.

Our long term performance objective for Baron Asset Fund has not changed. We will continue to try to double the Fund's per share net asset value to $100 per share before December 2002...and then to double it again during the next four to five years. The Fund expects to achieve its objective by investing in businesses that will at least double in size in four to five years and then double in size again during the following four or five years. Of course, there can obviously be no assurance we will continue to be able to meet our objectives.

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INVESTMENT STRATEGY


Where do big companies come from?


So, just where do big companies come from? They don't come from spontaneous generation, Aristotle's (384-322 BC) theory of development disproven by Louis Pasteur in 1862. They come from either bigger companies that shrink in size or small and medium sized companies that become successful and, as a result, larger.


Baron Asset Fund invests principally in small and mid-sized businesses that we hope will grow larger. So, how has the Fund managed to outperform the S & P 500 since the Fund's inception, despite the fact that the performance of the small cap Russell 2000 index has significantly lagged the S & P 500 since the Fund's inception in 1987?


Baron Asset Fund is a "buy and hold" investor in fast growing businesses. Many small companies in which we've invested have grown faster than bigger companies, and have themselves become larger and have then been valued more richly by investors, in fact, valued just like other medium sized and bigger companies. So, despite our small company focus in a market that has rewarded large companies' premium valuations, since the Fund's inception in 1987, we've more than kept pace.


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No technology businesses for us.

The stock market advance last year was led not just by large companies. The advance was further concentrated in just a handful of large technology businesses, e.g., Microsoft, Cisco, Oracle, Sun Micro, Intel and Dell. Morgan Stanley reports that more than half the gain in the S & P 500 index last year can be attributed to just 15 stocks. In fact, during the past three years, technology stocks have surged from 11% of the value of the S & P 500 to 21%. Morgan Stanley reports that more than half the stocks in the S & P 500 gained less than 6.6% last year!

So, why have we chosen not to invest directly in technology businesses? It's because rapidly changing technology products provide us with no assurance that a leading cable modem or computer or chip or software manufacturer today will still be a leader in five years when a new generation of modems, chips, computers and software are being marketed. Sort of like my by now tired Michael Jordan analogy. Before Michael retired, the Bulls were the champs. But, where are they now?

We've chosen to invest instead in businesses that create sustainable competitive advantage by investing in technology to provide better service to their customers, e.g., Charles Schwab and Sotheby's; that provide instruction to students regarding the use of technology, DeVry and ITT Educational; that furnish temporary IT workers to small and medium sized businesses, Robert Half; and that provide the cable infrastructure and towers to permit data transmission, NTL and American Tower.


Where are they now?

In 1951, shortly after televisions could be purchased, our family bought one...a huge duMont console with a tiny black and white screen and rabbit ear antenna that had to be continually turned to achieve adequate reception. Television manufacturers...duMont, Emerson, and GE were among the first in this country to manufacture televisions. Magnavox, Motorola, Zenith, Sylvania and RCA were among the great growth stocks in the 1960's when their newly introduced color televisions were the rage. Televisions did proliferate; televisions have had a tremendous impact on our lifestyles. But, televisions are no longer even manufactured in the United States and, in fact, most of these brands no longer even appear on televisions. Televisions are now manufactured in Asia and Eastern Europe by Sony, JVC and Panasonic.

In the 1960's and 1970's, it was as clear as could be that the computer was going to increase business productivity tremendously. In fact, when I entered college in 1961, the fear among my fellow young students was what jobs would be available if computers were able to take over more and more tasks then performed by individuals. Burroughs, Data General, Digital Equipment, Control Data, Wang Laboratories, Scientific Data, Cray Resources, Sperry Rand, National Semiconductor, Fairchild Camera and Instrument, Amdahl and, of course, IBM and Intel, were then highflying glamour stocks. Of course, students' worst fears were
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not realized and, instead, the computer revolutionalized not only business, but
U.S. households as well...no one then even considered that computers would ever wind up in a home...a revolution that continues today to promise improving lifestyles through greater productivity. But, only IBM and Intel have continued to prosper. Most of the others have long since discontinued their businesses.

And, what about three early leading personal computer manufacturers...Commodore, Tandy and Apple? Commodore is no longer in business; Tandy no longer manufactures the products; and Apple? That business had to be rescued by the return of its founder, Steve Jobs, and a cash infusion from Microsoft.


The internet.

We believe the internet is an enabling technology. It will be everywhere...through the computer, on the television, through the telephone and through the air... as television did for my generation and the telephone did for my parents', we think the internet will change and improve the lives of our children.

But, widespread speculation over internet businesses has given many companies market valuations that can only be justified by heroic assumptions about future profits growth.

Speculation over internet companies...Len Mayer, the head of Charles Schwab's NASDAQ market maker, Mayer & Schweitzer, visited us in early December to offer an update on his firm's current marketmaking activity. When driving to the Holland Tunnel from Jersey City before Thanksgiving, Len noticed a policeman in a car in the next lane looking at him. "This can't be good," Len thought as he stared straight ahead hoping, I guess, that if he couldn't see the policeman, the policeman couldn't see him. The light on the top of the police car began to spin. The policeman motioned to Len to roll down his window. The officer leaned across his seat and shouted to Len. "Should I buy Amazon.com or have I missed it? What do you think? And should I sell my Dell Computer?" It serves Len right for having the courtesy license plate, "NASDAQ!"

The frenzied trading in internet IPOs is also of interest, I think. "How do you price initial transactions of those stocks to limit Schwab's risk? And, what are the firm's position limits?" I wanted to know. "There are five million point and click investors sitting by their computers wanting to purchase any hot new deal," he explained. "Millions of shares are ordered and any broker who would sell them short to satisfy the demand near the offering price would risk bankruptcy. Market makers are not allowed by the government to speak with each other about their order books. The over the counter market makers, the dealers in this casino, price shares in initial trading independently of each other and, at prices high enough to attract sellers who at more reasonable valuations would be unwilling to sell. Fundamentals, business prospects, are not the reason for stocks to be priced at $18 per share, or $50 per share or even $200 per share. Businesses are


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being valued in the stock market for two billion or ten billion or twenty billion or whatever not because a business analyst or venture capital investor has determined that is an appropriate price for the business based upon its long term sustainable earnings prospects. It's just about supply and demand at a point in time..." Schwab has repeatedly taken steps to discourage its clients from unwarranted speculation. Schwab has increased margin requirements on internet stocks, suggested limit orders to prevent customer disappointments and required human intervention on trades in many stocks to assure that individuals purchase or sell stocks at prices that are expected.

The internet offers many of our businesses significant growth opportunities...

The internet helped Schwab attract $81 billion of net new customer assets in 1998, $6.75 billion per month. Schwab ended 1998 with $491 billion of customer assets, about 40% more than it held the prior year. Customer assets are an important determinant of Schwab's future earnings and have been growing about 40% per year since we first invested in that business in 1992. In January 1999, Schwab's clients added $10 billion more, and in February, customer daily net inflows remain at about $500 million per day. This is more than Merrill Lynch and represents more than half the net flows into the entire equity mutual fund industry. The explosive growth of electronic trading has helped Schwab attract new customers' assets and helped encourage existing customers to increase their investments at Schwab. Schwab has embraced technology, embraced the internet and spends heavily, not just on technology, but also on media, to widen its competitive advantage over others. Schwab could quadruple customer assets again in the next four or five years. Its mission is to reinvent full service brokerage services, relying heavily upon technology to do so. With technology-induced greater employee productivity, we expect Schwab's profit margins to increase over that period.

Sotheby's...www.sothebys.com will provide an opportunity for the 254 year old auction house itself and at least 2,000 carefully selected, vetted arts, antiques, jewelry, valuable books, autographs and other collectibles dealers located in Europe, or anywhere else, to sell items to customers in Peoria, Manhattan, or any other big cities or small towns, direct through the www.sothebys.com auction web site. Buyers will pre-register to obtain credit so that sellers will be certain they will be paid. Buyers have Sotheby's assurance that associated dealers are competent and ethical and Sotheby's will stand behind transactions. In addition, Amazon.com-like, buyers will register interest in items and classifications and be e-mailed when material in which they are likely interested is available. We think the opportunity to auction items priced $500 to $10,000 each through this site is probably at least two to three times as large as Sotheby's conventional auction business...and potentially a lot more profitable.

Choice Hotels. There are 100 million room nights occupied per year in Choice's franchised properties. This means that its fran-
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chisee's guest rooms are filled 100 million times per year. The value of impressions per occupied room viewing television is an important opportunity for Choice, a business with current annual revenues of $160 million, current cash flow of $100 million. Traditional media rates could significantly increase Choice's cash flow and boost the company's advertising budget. In addition, its chain of 300,000 Choice hotel rooms probably spends $1000-1500 per year per room on beds, tv, rugs, paint, chairs and bedding, offering Choice an opportunity to save its franchisees money...and receive commissions of perhaps $5-10 million per year. Choice could also allow individuals staying in its properties to purchase anything they want on ChoiceBuy, e.g., beds, televisions, just like its franchisees...and earn more commissions for doing so.

NTL...largely due to internet demand from both consumers and businesses, data transmission is doubling every three months ...NTL broadband transmission capability in the U.K. will benefit from this surging demand.

Libbey. www.libbey.com allows Libbey's institutional glasswear, china and flatware customers, e.g., local bars, hotels and restaurants, to review the Libbey catalogue merchandise at their leisure...most viewings occur at 10 P.M...and e-mail orders to local restaurant supplies dealers. The institutional foodservice vendors love getting orders without having to send out salesmen.

ResortQuest...www.ResortQuest.com gives its customers, travel agents and tourists the ability to book easily vacation condos that ResortQuest manages boosting occupancies, increasing both vacationer and resort owner satisfaction and lowering its costs to obtain an occupied room.

Choicepoint is dedicated to helping its business and government customers know more about the individuals and businesses with whom they are transacting business...e.g., has the pizza delivery man you've just hired been arrested for drunk driving?... or does the doctor have a history of patient complaints?... or does the individual submitting a bill to the government really exist? The internet will help Choicepoint better service its customers, lower its costs and boost revenues.

Budget. The internet will let Budget sharply reduce its costs to obtain reservations, better yield-manage its fleet and increase customer satisfaction with the results.

"Baron Asset Fund invests in people...not just buildings"...

Investing in people...betting on people...desperately seeking winners... Ralph Waldo Emerson said it well almost two hundred years ago, "Hitch your wagon to a star."

It's all about attention to details...it's about hard work...it's about entrepeneurial managers...managers who think like owners, not employees...

Nursing homes require very close supervision in their homes to remain profitable...very close supervision. Nursing homes are a


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nickel and dimes business. Small changes in staffing expense, patient mix, occupancy or collections can easily push a facility from profits to losses. HCR Manor Care...Keith Weickel, the former chief operations officer of Manor Care, was recruited by HCR thirteen years ago as that company's operations officer. Following the recent merger between the two businesses, Keith has again assumed responsibilities for Manor Care's operations. Manor Care, with probably the best facilities in its industry, had begun to implement a new operations program in its nursing homes, "Achieving the Vision," ATV, during 1998. The program involved 300 new initiatives to permit its homes to operate more smoothly. Human resources and accounting functions were centralized and important staff operating people were taken from its homes. As a result, the homes were receiving less supervision than Keith felt necessary and Manor Care's operating results suffered, e.g., more and expensive temporary staffing was used and collections were lagging. Manor Care and HCR are low cost health care providers which did not rely on previously highly reimbursed and, as a result, very profitable ancillary services to boost income. HCR and Manor Care now have significant opportunities under newly instituted PPS reimbursement programs, unlike just about every other publicly owned nursing home business, to receive higher reimbursements than prior cost plus medicare payments and to boost profits per bed per day in its homes as it increases its census of sicker patients. When Keith visited Stewart Bainum, the founder of Manor Care, and Stewart, Jr., the company's chairman, during HCR's due diligence, Keith was asked what he would do differently with Manor Care's operations. When Keith laid out his program, Stewart Sr. proclaimed, "How did we ever let you get away?!!!"

Steve Wynn, Mirage Resorts ... attention to detail. The back of the house is just like the front. It sure does wonders for employee morale and their attitude. "Our workers can have a difficult time at home. They can have financial problems, family problems. But, when they get to work, it's SHOW TIME! They have to be happy they're working here or they won't treat our guests right. That's why I want the back of the house to look like the front; it can't be some dark, drab area." Before Mirage opened its newest property, it had to hire almost 10,000 new employees in a tight labor market. 80,000 applied for the jobs! Hotel employees turnover 44% per year in Las Vegas...employees at Mirage turnover 11% per year. Because of the way workers at Mirage's properties are treated, it sometimes seems as if everyone in that town wants to work there.

In early December, shortly after the luxurious $1.8 billion Bellagio casino resort hotel opened, I visited the property to spend a day with Steve and his operations people. I arrived late in the evening and woke early the next morning to jog down "The Strip." I hadn't visited Las Vegas in almost a year...and after I showered and changed, showed up in Steve's office at 9:00 a.m. Las Vegas time for a business update, lecture on art and property tour. At two o'clock, after lunch with Mirage's chief financial officer, Dan Lee (a pretty neat guy, also...and, as a bonus, one of

Confederate General Robert E. Lee's 1200 lineal descendants), Steve asked me to visit Atlandia, Mirage's in-house design firm, with him. Steve wanted me to meet his architects to learn about his new Atlantic City casino resort hotel planned for opening in 2002. "You wouldn't believe how many mistakes we made on the four multi-hundred million dollar properties and two renovations we've already opened! You can't see them, but we do. Each time we get better. It's the little things that make a property successful. The layout of the kitchen and the freezers so food can be unloaded and accessed easily. The location of service elevators so that room service can reach rooms quickly. The design of cash drawers in the cage. We even try to show the taxi drivers respect with immaculate bathrooms for their convenience in hidden waiting areas. A lot of new properties were built by others just because money was available. These large hotel projects are very complicated. I think it's folly to spend $750 million or a billion on a new property if you haven't built and operated one before."


It was almost six o'clock when I had absorbed as much as I could that day of the intricate, color coded, construction drawings, and the non-stop descriptions by Steve and his associates of what it all meant. I headed for the airport. I left Steve and his architects still engrossed in planning and discussing room sizes, layouts, finishes, views, expansion potential, site approaches, etc. We want the people who operate the businesses in which we invest to love what they do, to be dedicated to their work, to not even think about forty hour weeks...to be people who build hotels and plan them with their architects, not their bankers. Steve's one of those guys. So, clearly, are his executives. Mirage's cash flow should increase more than 60% in 1999 to $650 million following the opening of Bellagio and its new casino in Mississippi. When Mirage opens its Atlantic City, New Jersey, casino in 2002, the company's annual cash flow could exceed $1 billion.


Adam Aron, Vail. Adam's focus has been on improving the physical plant in Vail. The mountain's improved a lot during the past two years with new attractions for kids, more restaurants, more shops, more high speed lifts and increased snowmaking and grooming. The best is yet to come with expanded terrain, new hotel rooms and restaurants, upgraded rooms, and a more attractive facelift to the town. When Adam, enormously successful in past careers at Hyatt and United Airlines (he invented the frequent flier program), figures out how to attract more skiers to Vail during "shoulder" periods, and charge higher in-season rates, we'll have a home run in this investment.


George Blumenthal...you don't have to be a rocket scientist (although one of our young co-portfolio managers for Baron Growth & Income Fund, Matt Ervin, actually is a rocket scientist, a physicist to be completely accurate) to invest in companies managed by my friend George Blumenthal and his partner, Barclay Knapp (whom George calls young Dr. John Malone, a reference to the brilliant former chairman of cable television giant Telecommunications, Inc.). George was a speaker at the Seventh Annual Baron Investment Conference last October and was a


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speaker, as well, at the Second Annual Baron Investment Conference in October
1993. We have invested in George's communications businesses for years, and have invariably earned great returns, although it was not always obvious when we first invested that this would be the case. Cellular Communications of Ohio was eventually sold to Pactel for a handsome profit; Cellular Communications International, a partial owner of the cellular phone license in Italy was sold to its joint venture partner, Olivetti, for another great gain; Cellular Communications of Puerto Rico, against all odds, has become inordinately successful on that island obtaining more than a 50% market share of cellular customers against two other competitors because of its innovative and wide distribution and pre paid phone sales. The company's "churn" rates are a lot lower than its competitors' and the company continues to innovate with new communications services. NTL has so far increased in price nearly eight times from our first purchases in 1993 and could double again in the next four years. We were the largest shareholder in this business for a few years before further equity and convertible debt offerings at higher prices diluted our interest. And, finally, Baron Asset Fund has acquired 9.9% of George and Barclay's newest communications company, CoreComm, during the past several months ...part we received as a spinout dividend from our ownership of Cellular Communications of Puerto Rico, part we bought in open market transactions. When it was announced in February that CoreComm had made two small acquisitions to enable it to provide local phone service as well as ancillary phone services including internet access and call forwarding, the company's stock price doubled in a week. We think this is just the beginning. We have so far more than tripled our investment's cost.


Chuck Schwab invested $2 million in computers for his business when his business' entire net worth was just $2 million!...and David Pottruck...Schwab's co-chief executive who with Chuck has already revolutionized mutual fund distribution is now seeking to reinvent full service brokerage with a heavy technology bent. Schwab has already surpassed Merrill Lynch in stock market value. Even though its customer assets are still smaller than Merrill's, Schwab's growing a lot faster both in percentage and absolute terms.


Pasqualle Natuzzi...the founder and chief executive of the largest and most profitable leather couch manufacturer in the world, Industrie Natuzzi, has the opportunity to reinvent the way furniture, couches and chairs, are distributed throughout Europe with Natuzzi's Divani and Divani franchised chain of stores. There are no large furniture chains in Europe, just small shops and widely dispersed department stores. Its new and innovative "slipcover" upholstered furniture and restructured furniture manufacturing to permit more timely deliveries also offer great opportunity to this low cost, high quality manufacturer.


Alfred Taubman as a young architect proved adept at designing stores that enticed consumers to shop there, and gas stations that were successful getting travelers to stop there to fill up their tanks. Alfred made his first fortune building and owning regional shopping malls, a second in California land (he was an investor in the Irvine Ranch), and, hopefully, in a few years, his largest yet through his Sotheby's ownership stake acquired more than seventeen years ago.

Sol Kerzner learned to box as a young man to protect himself in the tough neighborhood in which he grew up. Starting with borrowed money and a dream he built the largest and most profitable hotel resort business in South Africa. He sold that business for a reported very large sum and is in the process of duplicating his prior great success with Sun International's resorts on Paradise Island, Bahamas, Atlantic City, New Jersey and Mohegan Sun in Connecticut.

I met Max Messmer in the mid 1980's when he was the young President of Dole Foods, at that time our largest holding. We invested in Dole and more than tripled our money. When Max left Dole in 1986 to become first president and then chairman of Robert Half International, he invited me to begin to learn about that business. We began to invest in Robert Half in 1991 and it's proven one of our most profitable investments ever...so far we've earned more than 35 times our original cost.

Ralph Lauren...a very successful former apparel executive and one of our good friends, calls Ralph the "Babe Ruth" of his industry...During the past 31 years, from ground zero, Ralph has created a premium lifestyle brand. Others pay Polo Ralph Lauren more than $200 million license fees per year just to use the Polo name! Opportunities abound for womens' wear, international, jeans, direct marketing, including the internet, and, of course, using the Polo brand on other quality products and services.

George Lindemann made his first fortune in cable television and his second in cellular telephones (we were shareholders in George's Metromobile cellular business when it was sold to Bell South). George is now seeking to create another through his stake in Southern Union, a large gas utility acquiring other gas utilities that could one day also offer its customers electricity or communications services.

Steve Dodge tripled his public investors' money in a cable television business that was sold within two years of its initial public offering and did it again by more than doubling his shareholders' investments within three years of American Radio's initial public offering when he sold that business to CBS. Baron was a shareholder in both businesses, and, in fact, was the largest shareholder in American Radio. In Steve's latest publicly held business, American Tower, a leading communications tower business, Baron Funds is also a large shareholder. During the short period investors have had the opportunity to invest, directly and indirectly, in this business, it has already more than doubled in price.

Winners. People who create something out of nothing. Winners. Individuals who time and again not just land on their feet, not just survive, but win! They've got to have "New York City street


                                       6
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smarts"...being able to understand that what people say is not always what they mean..."watch what we do, not what we say" as I remember one top government executive explaining his policy directives. Its not too comforting to be unable to take what individuals say at face value, but top and successful executives have got to master the skill of reading people, their subordinates, their customers, and their communities. "New York City street smarts" is what one executive of a business in which we are a shareholder calls this talent.

Invest before you read about it and before it's obvious...and follow developments closely...

Schwab. OneSource, Schwab's mutual fund supermarket. As soon as it was explained to me in 1992 that OneSource would allow hundreds of no load funds to be members of a huge fund family and be easily purchased and sold with no commission at Charles Schwab, it was obvious to me that this represented a huge opportunity. It was. In six years before 1992, when Schwab's customers were charged a small fee to purchase mutual funds, they invested $6 billion in third party mutual funds at Schwab. Since 1992, when Schwab eliminated customer transaction fees and the mutual funds were charged instead, Schwab's customers' mutual funds assets ballooned to $200 billion! When it was described to me four years ago when annual p.c. sales surpassed television sales that Schwab would make a major effort in electronic trading, though, I was concerned! "Won't this make our business just like everyone else's? Won't this make our service a commodity and won't we then be burdened with fixed costs that others, new entrants to electronic commerce, won't have? How do we differentiate Schwab from others and how do we avoid cannibalizing our existing business?" My questions and concerns cascaded and must have seemed odd to Schwab executives who calmly outlined their program and the opportunities and challenges they faced. Although I was initially skeptical, it soon became clear that Schwab was successfully implementing this program, that its business' growth was strengthening, that the opportunity was even, perhaps, larger than initially contemplated and, that Schwab was distancing itself from others daily and erecting large barriers in the process. We bought more stock when we were able to do so at attractive prices...before Schwab's success was obvious to most, and certainly before analysts and reporters wrote about it.

Polo Ralph Lauren...has the opportunity to increase significantly the profitability of its core business and reap big gains from new initiatives in which it's currently investing and expensing. Polo Jeans, Polo Sport stores, internet and direct mail marketing offer Polo big profits potential. And there are lots of lessons to learn, lots of mistakes not to emulate...e.g., Victoria Secret won't let you return goods bought on the internet to its stores. Target and Nieman Marcus let their customers view their merchandise on the internet but not order it there...you must still buy it in a store. Polo's expenses now incurred in start up ventures with no visible evidence of an internet strategy have not yet attracted analysts' and investors' attention. We believe Polo's core business prospects, e.g., classic men's and women's clothes, jeans, international, retail, other licensing initiatives, offer 15-20% annual long term growth prospects. Direct marketing, including the internet and catalogues, and other new initiatives will buttress these growth prospects. Polo, a premium lifestyle brand, with more than $200 million in annual royalty revenue, is selling for less than 13 times 1999 estimated earnings. We bought more stock.

Sotheby's...the market opportunity for quality goods to be auctioned on the internet with the Sotheby's brand should be a lot larger than the opportunity to auction goods in a physical place...the spectacular success of eBay confirms this will be the case. Since www.sothebys.com site will not be in operation before this summer, analysts have not yet focused on the opportunity. Since, as we have already noted, we think e-commerce has the potential to, over time, double or triple the company's on site auction business, we invested in Sotheby's.

Smart & Final...when their ten stores in Florida were remerchandised with institutional assortments and sales per store immediately jumped 20-30% and have continued to increase, it did not require a great leap of faith to expect that if its 190 stores in California were also reconfigured, the results would be similar. Even if Smart & Final's stores in Phoenix and Denver, recently reconfigured, also achieve strong gains, investors are unlikely to take much notice until it's proven to work in California where the bulk of its stores are located. It was obvious to us after visiting the remerchandised stores in southern Florida, that Smart & Final's new, highly experienced management is not only talented, but has a great idea. Value and convenience, that's what both Smart & Final's institutional and individual customers want. Competitively priced institutional cooking ranges, equipment and pots and pans were moved to the front of the easy to shop, 15-20,000 square foot stores to provide the image that institutions shop for both food and restaurant supplies in the stores. Also added up front were specially purchased items at great prices that provide not just good gross margin, but burnish the store chain's value image. Institutional sized food and supplies replaced goods packaged for retail. Signs placed around the store proclaim, "Shop where restaurants shop!", "Shop where firemen shop!", "Shop where Little Leagues shop!" Ethnic aisles were added, focused on local community demographics. And piped in music was added to the stores, also with local community focus, to give the stores a more upbeat, attractive environment. We've increased our holdings, since we believe Smart & Final has significant potential to increase margins and could earn $3-4 per share in not too many years.

Philip Anschutz, the Denver entrepreneur who became wealthy investing in oil and gas and real estate, felt that railroads' rights of way and real estate were more valuable than the railroads themselves. Acquiring several railroads, building on their underdeveloped real estate and using rights of way to build


                                       7
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enormously valuable modern communications pipelines, Anschutz was proven right.
The real estate and rights of way were more valuable than the railroads themselves, billions more valuable. This clearly was not obvious to the sellers of railroad shares to Anschutz. Baron was a shareholder many years ago in Rio Grande Railroad when it was acquired by Anschutz.

Jay Pritzker...twenty years ago told me the best deal he ever made was when he bought an unprofitable lumber mill and its surrounding southern pine forest. The seller thought he was selling an unprofitable mill and priced the asset accordingly. Jay was buying a forest that increased the value of his family's investment ten times in a few years. This could not have been obvious to the seller.

If you invest before it's obvious, sometimes you're going to be wrong...hopefully not too often...but when you're right, you're really going to be rewarded.

Buy the predator not the prey...

In the early 1970's, when I began my career as an analyst, one of my first clients, Bob Wilson, a well known and very successful manager of a hedge fund partnership in which almost all the capital was his own, advised me to "buy the predator and sell short the prey." It was good advice. And there is not a better example in our investment portfolio than Charles Schwab, the predator, and Merrill Lynch, the prey. As baby boomer oriented Charles Schwab continues its mission of reinventing full service brokerage using a technology backbone, the $1.5 trillion customer assets Merrill Lynch, a firm whose average customer is 62 years old, begrudgingly offers on line trading. Of course, there has been no comparison in the performance of both companies' stock prices during the past several years. Schwab has been the clear winner.

Build it and they will come...

We subscribe to the proposal whispered repeatedly to Kevin Costner's Field of Dreams' ballplayer, "Build it and they will come..." Of course, we've added a few twists. Build it and they will come...as long as there are barriers to prevent other people from duplicating what you've built, what you've built is better than what existed and what you offer is good value. Mirage's Bellagio, Sotheby's www.sothebys.com, Sun International's Atlantis, Vail's Category III (The Meadows) and Schwab's e.Schwab fit the bill.


--------------------------------------------------------------------------------
PORTFOLIO CHANGES

We continue to focus on attractive investment opportunities in shares of small and mid-sized businesses. Despite strong business' growth prospects, important barriers to competition and appealing valuations, shares of many well-managed, small and mid-sized businesses have either fallen in price or, at least, not advanced in price during the past year. During the past few months, Baron Asset Fund has significantly increased or established new holdings in Choicepoint, Southern Union, Smart & Final, Industrie Natuzzi, OM Group, Sun International, Vail Resorts, Seacor, Libbey and Four Seasons Resorts. Most have market capitalizations of less than $1 billion; all have market capitalizations of less than $1.5 billion. When mid-cap specialty professional temp provider Robert Half International and casino hotel resort Mirage Resorts fell sharply in price for what we believed were very short term reasons, the Fund added significantly to its holdings in both. Baron Asset has been a shareholder of Mirage Resorts since 1987 and of Robert Half International since 1991. Although we have studied Sotheby's since that company's initial public offering in 1988, Baron Asset Fund had never purchased Sotheby's shares before 1998. We believe that Sotheby's profits could increase ten fold during the next ten years. Baron Asset Fund made a large investment in this small cap business during the past year at an average price per share, $21.33, lower than was reached nine years ago.


Mid-sized real estate business holdings were reduced to fund purchases of what we believed were very attractively priced investments in small and mid sized companies. We also sold shares in funeral operator Stewart Enterprises. Stewart was sold after we had more than doubled our money during the past few years. I had become concerned with negative funeral industry trends. Although I know cemeteries are a very good business over the long term, I felt there were more attractive businesses in which to invest currently...especially since many of our favorite small and mid-sized businesses' shares had underperformed for so long. Shortly after we completed the sale of our Stewart Enterprises' investment, other funeral and cemetery businesses reported disappointing results and declined in price. Stewart Enterprises' shares also fell in price.


--------------------------------------------------------------------------------
RECENT DEVELOPMENTS


Amusement and Recreation


Disappointing snowfall at Vail during Christmas penalizes current year's results; blizzard in January; new hotels, terrain expansion coming soon; downhill World Championships in February should boost visitors next year.


It snowed this year in unusual places...in Texas, in California, in Mexico and in the desert near Phoenix. But it hardly snowed in the Rocky Mountains where highways are often temporarily closed at Christmas for fear of avalanches. Monday morning, January 11, 1999, Vail pre-announced that, due to the worst snowfall in 40 years, fewer skiers visited than had been anticipated. Vail's earnings in its second quarter will be $50-53 million compared to a previously expected $60 million and $52.7 million reported in the year ago quarter. On the morning of the


                                       8
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announcement, at 6 a.m., I was running on my treadmill watching the financial news on CNBC. "Vail Resorts reported disappointing earnings this morning." "The snow wasn't so good this year," the first reporter/analyst announced. "Doesn't Ron Baron's Baron Funds own a major stake in Vail?" responded the second. "Boy, I'd like to own Vail!" "Yeah. You could cut the lines!" exclaimed the first. Our investment strategy had been uncovered.

My family and I vacation at Vail during Christmas. Although the base this year was only 28 inches, less than half its normal level, with aggressive snow cat grooming, most of the mountain was skiable. The exception? The Back Bowls, the south face of Vail Mountain, broad, wide open terrain without trees, had not received enough snow to be adequately covered and was closed. There was snow in Colorado, just not in Vail. It came tantalizingly close. You could see it in the distance, on all sides, but it just didn't reach Vail. On January 1st, the day we flew home, a blizzard began. During the month of January, Vail received more than seven feet of snow!

During February the World Championship for downhill skiing was held at Vail. Millions watched from around the world. This was only the third time the event was held in North America...and the second time it was held at Vail. After the last ski championship foreign tourism at Vail Mountain tripled during the following year. With foreign visitors now nearly 10% of Vail's guests, we expect a good increase next year, but certainly not a tripling. Vail could nearly double its current cash flow to $200 million per year in four years from an estimated little more than $100 in the current year. More hotel rooms and restaurants, expanded guest services, more visitors during non peak periods, higher fees and greatly expanded terrain will help. Also a plus, of course, is the booming population growth in the surrounding Vail valley. Were it not for the less than normal snowfall, Vail's cash flow could have reached $126 million this year. Vail's shares are currently valued for about 6 times its projected less than normal cash flow for the year ending June 1999.

Sun International grand opening for fabulous Atlantis Hotel and Resort on Paradise Island, Nassau, Bahamas "shoots out the lights."

"Blow away the customer" is the motto of Sun International's chairman, Sol Kerzner. Sun International opened its fabulous new hotel, the Atlantis, on Paradise Island, the Bahamas on December 10th. The luxurious Atlantis resort hotel, with spectacular beaches, is replete with ruins from the lost continent Atlantis, an amazing, five story high, nearly perpendicular water slide that shoots the rider through a shark tank (in a glass tube, of course), and, aquariums filled with pirhanna, sharks, stingray and giant, 30 pound lobsters. We have invested in hotels and resorts for years, and I had never before attended a property "grand opening." But, the company's chairman and chief executive officer, Sol Kerzner, one of the guest speakers at the eighth annual Baron Funds Annual Investment Conference scheduled next fall on October 15, 1999, and his son, Butch, insisted that I couldn't miss this one. My family and I decided to make it a three day weekend. Sol and Butch were right...entertainers including Grace Jones, Puff Daddy, James Ingram, Jimmy Buffet, K.C. and the Sunshine Band, Natalie Cole, Stevie Wonder and Michael Jackson performed...they were spectacular...especially Michael Jackson. Most, friends of Sol, performed for free. And, fireworks to celebrate the event were the most amazing I had ever seen. Notable guests included Oprah, Denzel Washington, Yasmine Bleeth and Carmen Elektra (without Dennis Rodman) from Bay Watch, Leonardo diCaprio, Harry Belafonte. Our star hotel and resort analyst Mitch Rubin (now that's a job I'd like to have if I were 32) was playing ping pong with his college roommate (Mitch's wife had to stay in New York but he wanted to make sure everything went o.k. with the opening) when an errant smash was retrieved by...Julia Roberts. In the evening, we ran into The Donald, a part owner of the office building we tenant in New York, who complained to me that my office lights remain on too late in the evening, couldn't I do something about it? It was great fun and I'd not been to any parties before as extravagant...a great property kickoff...don't miss a chance to visit with your children or grandchildren. We think you'll love it. As Sun continues to enhance operations at the Atlantis, further develops its Paradise Island property over the next decade and develops a new casino resort in Atlantic City, the company could increase earnings 25% per year for an extended period. Sun is priced in the stock market at less than 11 times projected 1999 earnings.


Retail

Sotheby's announces www.sothebys.com will open for business summer 1999.

More than 2000 dealers have signed three year exclusive deals to sell collections, jewelry, art and antiques through the online auction site www.sothebys.com. In a recent meeting in our office, I introduced Dee Dee Brooks, CEO, to the manager of Schwab's web site. I had the idea why couldn't Schwab's customers be offered art and antiques through www.sothebys.com. I also thought Schwab, as an experienced web business, could help Dee Dee think about issues she might have not yet resolved. The Schwab executive described to Dee Dee the potential problems that Sotheby's could face...simplicity of site design to allow speedy access is key. How much capacity is required and how much should be rented vs. purchased? Schwab has 5.5 million customers, but internet trades per day are less than 200,000. What happens if you auction Jackie Kennedy Onasis' estate and millions show up? Or, what happens if you're going to auction Barry Halper's baseball collection, the best baseball collection in the history of man, this summer and ESPN picks it up and millions come? At the same time? How do you make the business scalable? Sotheby's also has the opportunity to have physical sites around the world with its dealer network, it was suggested. Several years ago, Chuck Schwab's Uncle Willie... retired and living in Sacramento...wanted Chuck to open an office in that town to


                                       9
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give him a place to go, a place to trade everyday. Chuck steadfastly refused.
Intuitively, if you're in a telephone business, why do you need physical locations? Chuck thought. Finally, Uncle Willie was only willing to invest needed capital in the fledgling Schwab brokerage business if he got his office. Chuck relented, opened the office and Schwab's customer assets in Sacramento quickly quintupled! The small storefront, Charles Schwab & Company, was serving as a billboard, an advertisement for the firm, and, of course, serving to increase customer assets at the firm. And, what about the benefits of the very expensive advertising fees charged by many web portals? Not worth it, according to Schwab. The Schwab executive and I were impressed with Dee Dee's well considered strategy. The worldwide dealer network she was attempting to assemble, already more than 2,000 dealers worldwide have signed up, was, we agreed, a brilliant idea...similar, in many respects, to Schwab's OneSource.

After Dee Dee left, we both still had lots of unanswered questions about the www.sothebys.com new and very ambitious business plan. Can Sotheby's build the internet engine on time and on budget? Will Sotheby's establish attractive marketing relationships? And, probably most importantly, can Dee Dee attract, motivate and retain the hard driving, internet experienced, talented, successful and savvy, top executives necessary to achieve our goals? Can Dee Dee find and hire more Dee Dees? We sure hope so, because if she can, www.sothebys.com should be a mega-home run. Dee Dee's abilities, dedication to and excitement about this venture, of course, cannot be questioned. Nor can her work ethic. I have known Dee Dee to get on airplanes late at night and work all weekend on an appraisal to obtain a consignment.

Sotheby's revenues have increased 11-12% per year, on average, for the past 30 years. Its profits have grown somewhat faster. We expect Sotheby's could increase its profits 4-5 times during the next decade without internet sales as it continues historic auction revenue gains, adds new services and achieves increased employee productivity. www.sothebys.com could at least double or triple the size of Sotheby's on site auction business during the next several years. My friend at Schwab bought Sotheby's stock for himself and his wife the day after our meeting.


--------------------------------------------------------------------------------
OTHER DEVELOPMENTS

www.baronfunds.com
------------------

As a shareholder in Baron Funds, you're a shareholder, a part owner, of all the businesses in which we own stock. We hope you'll shop at the stores (Polo Ralph Lauren, Dollar Tree, Smart & Final)) and web sites (watch for www.sothebys.com this summer)in which we're part owners; use our communications and business services; watch our television programs; listen to our radio stations; stay in our hotels (Choice, Four Seasons); visit our resorts (Mirage, Sun
International, Vail); use our brokerage firm (Charles Schwab); attend our schools (DeVry, Edu-cational Management, ITT); use our nursing homes (HCR Manor Care); employ our accountants and IT professionals (Robert Half International); rent our cars (Budget); visit our amusement parks (Premier Parks' Six Flags) and, well, you get the idea. In addition to keeping you informed about Baron Funds, watch for our new web site, www.baronfunds.com for special deals at Baron Funds' companies available to our shareholders. Neither Baron Funds nor its investment adviser will receive any compensation for the service we make available to our shareholders. We'd love to hear from you if you like this service and find it helpful.


Jay Pritzker

In 1975, my institutional clients purchased a large stake in Hyatt Hotels and Hyatt Hotels International on my recommendation. The two publicly owned businesses were controlled by Chicago businessman Jay Pritzker. Share prices of both businesses had fallen about 75% during the bear market of the prior two years. I recommended purchase since both Hyatt Hotels' stocks were very cheap, their first class, airport hotels' growth prospects looked strong and Jay's reputation was impeccable. Soon afterwards, Hyatt and Hyatt International became the subjects of hostile tender offers from mid-eastern businessman, Gaith Pharon, at a price more than double our cost. Jay quickly agreed to my idea to spin out an Atlantic City casino hotel to provide Hyatt's shareholders an improved price, and my clients sold him their shares at a premium to Pharon's tender offer price. This was a heady development for me, then a 31 year old securities analyst.


Of the businesspeople I have known well during my career, Jay Pritzker has always stood alone. Jay's deals, regardless of size, were sealed with handshakes, not signed contracts. They were memorialized with informal memoranda, not formal, well documented agreements. He believed in people's good character, in their word, not whether they had agreed to terms in writing. "If you don't trust the person you're doing business with, it doesn't matter what a contract says, you're going to have a problem," he explained to me. "If you do business with someone you like and trust, you're probably going to be o.k. whether or not you have a formal contract." And, if conditions changed during the term of an agreement, he always tried to do what was fair, not to take advantage of another's difficulties. "Life's like a ferris wheel...what goes around, comes around." Ethical behavior. Doing what's right. Investing in people. Hallmarks of Jay's career.


Jay Pritzker was not only a brilliant and successful businessman..."if you're not moving ahead, you're falling behind"...but, a role model and good friend to most with whom he did business. Despite his great wealth and exceptional intelligence, he did not try to intimidate others, but rather attempted to make them feel comfortable with his casual, unassuming, "regular guy" demeanor. Although at times I had no occasion to speak with Jay for months, or even years, when I called, he invariably quickly returned the call. Jay suffered a stroke a year ago that impaired


                                       10
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his short term memory. "I've lived in Chicago my entire life and the streets in the city don't even look familiar to me," he recently told our friend in common, Vail's Chairman Adam Aron. "Just think about the fun you'll have discovering all of Chicago's great restaurants," Adam responded. Jay thought that was very funny.

On January 23, Jay died of a heart attack during the morning while running on his treadmill. He was 76. He will be missed by not just his family, but by just about everyone who knew him. About 1500 people from around the world attended his funeral although, regrettably, I was not one of them. One of his cousins remarked after overhearing one conversation after another about Jay, "It's amazing how many people's lives this man touched."

Jay's sons, to whom their father was both a best friend and a hero, spoke at his funeral. I especially enjoyed two stories. Jay loved to ski, actually, he loved to ski fast, and regularly planned ski trips with his family. When his boys were young, they took a ski vacation in Europe. On a mountaintop, Jay fastened his youngest son into skis and a harness attached to a hang glider. "Hold on tightly, and look straight ahead," Jay instructed his slightly intimidated eight year old son as the boy began to ski downhill. As the boy began to pick up speed and lift off the mountain, he heard Jay shouting behind him, "...and, don't tell your mother!" During another trip, Jay was skiing with another of his young sons when their skis crossed and the boy fell. Jay skied over to ask his son if he were all right. "I broke my leg," he cried. "No, you didn't," Jay told him firmly. "Yes, I did." "No, you didn't." "Yes, I did." "No, you didn't...but, even if you did...don't tell your mother!" So you see, it really doesn't matter who you are. We all have the same issues. Along with numerous others, we offer our heartfelt condolences to the Pritzker family. Jay was a hero to many in addition to his sons...including us.

Thank you for investing in Baron Asset Fund

We recognize it cannot be an easy decision for most individuals when you choose to invest in stocks through mutual funds. Your decision must be especially difficult when you must consider how to invest hard earned savings to fund your children's education, a new home or your retirement. Your task has become even more daunting in recent years since there are now more mutual funds than there are stocks...and, widely published, and well respected, advice is often conflicting.

We hope our quarterly shareholder letters, interviews in the press, investment advisor conference calls and annual investment conferences have made it easier for you to decide if Baron Asset Fund is an appropriate investment for you and your family.

We want to thank you for joining us as fellow shareholders of Baron Asset Fund. We will continue to work hard to justify your confidence. Again, thank you.

Sincerely,


/s/ Ronald Baron
----------------
Ronald Baron
President
March 3, 1999

[REGISTERED LOGO]
BARON
FUNDS

  BARON GROWTH
2 & INCOME FUND


PERFORMANCE........................................................12

INVESTMENT STRATEGY................................................13

RECENT DEVELOPMENTS................................................14










767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

 BARON GROWTH & INCOME FUND



QUARTERLY REPORT                                             December 31, 1998

DEAR BARON GROWTH & INCOME
FUND SHAREHOLDER:
--------------------------------------------------------------------------------
PERFORMANCE

Baron Growth & Income Fund outperforms the Russell 2000, underperforms large cap, technology dominated S & P 500 in 1998.

Baron Growth & Income Fund, a small cap growth fund, achieved modest growth in per share value in 1998, 0.1%. This compared favorably to the small loss recorded by the Russell 2000 but lagged considerably the very strong performance of the large cap, technology dominated S&P 500 index. Please see bar chart below. During the December quarter, the Fund achieved its strongest performance since its inception on January 3, 1995, a 22.6% gain. However, our Fund's performance was only a recovery from its prior very sharp decline experienced during last fall's "financial panic." The stock market began to rebound sharply on October 9th, the day of our annual Baron Investment Conference, although we are not attempting to take credit for this recovery. Please see bar chart below for a comparison of our Fund's performance last quarter to the Russell 2000 and the S & P 500.

Baron Growth & Income Fund has outperformed all but four other small cap funds since its inception. Despite its small cap focus, the Fund also outperformed more than 73% of the large cap oriented growth and income funds since the Fund's inception.

Baron Growth & Income Fund began operations a little more than four years ago. Morningstar ranks our Fund's performance 5 of 288 small cap growth funds during the four year period ended December 1998. Baron Growth & Income Fund has outperformed the small cap Russell 2000 index in each of the four years since its inception. Although Baron Growth & Income invests principally in smaller companies, until 1998 when large cap stocks outperformed small cap stocks so overwhelmingly, by a record 31.2%, Baron Growth & Income Fund had also outperformed the S & P 500 from the Fund's inception. Regardless,

--------------------------------------------------------------------------------
PERFORMANCE
FOR THE 3 MONTHS ENDED DECEMBER 31, 1998

BARON G&I FUND               22.56%
S&P 500*                     21.34%
RUSSELL 2000*                16.31%

--------------------------------------------------------------------------------
PERFORMANCE SINCE INCEPTION
JANUARY 3, 1995 THROUGH DECEMBER 31, 1998

BARON G&I FUND                26.4%
S&P 500*                      30.5%
RUSSELL 2000*                 15.6%

--------------------------------------------------------------------------------
PERFORMANCE
FOR THE 12 MONTHS ENDED DECEMBER 31, 1998

BARON G&I FUND                0.10%
S&P 500*                     28.57%
RUSSELL 2000*                -2.55%
--------------------------------------------------------------------------------
*THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE
 PERFORMANCE OF THE STOCK MARKET IN GENERAL: THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

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--------------------------------------------------------------------------------

Baron Growth & Income Fund is ranked highly against the large cap, S & P oriented growth and income funds, and ranks number 104 of 387 such funds. From its inception until the performance of large caps swamped the performance of smaller in the second half of 1998, Baron Growth & Income Fund was ranked in the top 3% of growth and income funds.

Baron Growth & Income has achieved Morningstar's highest category rating...5... within the small cap growth category. Morningstar no longer rates growth and income funds. Lipper will no longer rate growth and income funds this year. Baron Growth & Income Fund's strong performance record was achieved during a period in which small cap stocks significantly underperformed larger companies. In fact, the large cap S & P 500 outperformed the small cap Russell 2000 index for the past five consecutive years, a record. It is now not difficult to find well managed, fast growing, very profitable smaller businesses selling for half the price earnings ratio of the S & P 500...and growing at least twice as fast. Baron Growth & Income Fund is well positioned if, as has historically been the case, investors again value faster growing earnings of smaller companies more highly than slower growing larger businesses...and the Fund is becoming, in our opinion, better positioned every day as we continue to add to our investments in fast growing, undervalued small cap businesses. If somehow this time it really is different and small caps continue to sell for discounts to larger, slower growing businesses, it doesn't take too many years before today's smaller businesses become BIGGER. As long term investors in these fast growing businesses, we'll then get our higher valuations anyway.


--------------------------------------------------------------------------------
INVESTMENT STRATEGY

Investment Strategy...increased focus on undervalued small caps...

The Fund's strategy during the market collapse of last year was simple. In the midst of plummeting small cap stock prices, we focused our investments in our favorite small cap businesses. When all stocks fell, ALL stocks fell. We were given a chance to purchase shares in what we regard as the best businesses at virtually the same valuations as lesser businesses. And, with many investors caring only about selling shares at any price, and especially small cap shares at any price, not their inherent values, we were able to add significantly to investments we regarded as already underpriced. So, we took advantage...and received some tax benefits as well for our shareholders who are taxpayers. The Fund's focus increased...and the Fund's investments in small cap businesses increased...the median market cap of its investment portfolio has fallen...and continues to decline.

Investment Strategy...more growth, less income...

Baron Growth & Income Fund has the lowest percent of its holdings invested in high yielding, income producing securities since its inception four years ago. Currently, the Fund has only

13.3% of its holdings in higher yielding securities, including only 10.2% in real estate investment trusts. REITs, which have historically dominated this segment of the Fund, no longer offer unique opportunities for growth. REITs have completed their cyclical recovery from the real estate depression of the early 1990s and the industry is, in our opinion, more fairly priced. Select management teams at core holdings including Spieker Properties and Kimco Realty have continued to find entrepreneurial opportunities to create superior returns and their stocks continue to sell at discounts to the replacement cost of their properties. But, access to public equity capital and industry consolidation have created an environment where there are fewer and fewer small cap real estate businesses with great prospects and dynamic management teams.

We do not think that high dividend yields necessarily provide a compelling investment opportunity...

High dividends usually signal that managements believe their businesses have limited growth opportunities. Real estate investment trusts are legally required to distribute their earnings to shareholders. C corporations are not. C corporations that pay significant dividends to their shareholders usually do not have better uses for their funds. Our analysis of businesses includes an effort to thoroughly understand the uses of a company's cash flows and the potential for a business to make new investments to increase its future revenues and spur profits growth. Smart & Final has invested in a new distribution center to more efficiently service its stores, and, obtain new institutional foodservice customers...OM Group investing in new products research or purchasing a complimentary product to sell to existing customers or produce more efficiently using their sourcing capabilities...Sotheby's investing in www.sothebys.com to dramatically increase its potential revenues and profits and, by the way, to enhance the company's relationships with its more than 2,000 new independent dealer partners...Saga Communications purchasing an underperforming small and medium market radio or television station that it can infuse with big city marketing and programming expertise...Industrie Natuzzi investing to start a franchised chain of furniture retailers throughout Europe, Divani and Divani, that could change the way furniture is purchased on that continent...Vail investing in greatly expanded ski terrain, more grooming and snow making equipment, ice skating rinks, on mountain computer centers, childrens' snowboarding areas as well as restaurants, retail and hotels to draw more guests and to be able to charge higher prices by providing better values...Libbey purchasing complimentary china and flatware to sell along with its glasses to institutional foodservice customers...and, well, I'm sure by now you get the idea. We'd rather invest in businesses that have the potential to invest capital in their businesses to increase profits rather than return it to us as dividends.

Investment opportunities within their own businesses able to generate high incremental returns on capital suggest both higher growth rates and higher profit margins over time. As long-term

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            B A R O N    G R O W T H    &    I N C O M E    F U N D
--------------------------------------------------------------------------------

investors we seek to invest in businesses with management teams that have the conviction to sacrifice current earnings and current income for future growth. Accordingly, we do not regard high dividend rates as a good sign. We think there are now innumerable opportunities to purchase small and mid-sized companies with great growth prospects at attractive prices. This environment has developed, as we have described above, following five consecutive years when the large cap, technology dominated S & P 500 index has outperformed the small cap Russell 2000 index. Baron Growth & Income Fund's shareholders should expect more growth and even less income in the future in our Fund as we invest in more small cap businesses that are using their capital to accelerate their growth, not to pay us dividends.


Investment strategy: less income, but still a conservative small cap fund...


Baron Growth & Income Fund will continue to invest opportunistically in businesses at attractive prices. We will only invest in companies with the expectation that our investment could increase at least 50% in value within the two years following our initial investment. We will continue to invest in businesses that we believe have the opportunity to double in size within four to five years...and that can double again during the following four to five years. Of course, we can provide no guarantee that we will continue to achieve these goals. We seek opportunities to buy when others are selling. Our greatest successes, of course, have occurred when we recognized growth prospects others missed. We recognized the growth prospects for outsourcing, and for Robert Half's temporary accountants and information technology personnel at the Fund's inception when there were few other buyers. We have also achieved good success when we focused on businesses' long term favorable growth prospects while others focused on perceived adverse short-term results. Schwab's first quarter earnings growth slowed last year when they introduced their new retail offering and penalized their earnings. Baron Funds bought more stock in that period after Schwab's share price fell sharply. We are anti-momentum investors! Lower risk is intrinsic to our investment approach and philosophy. Our "value orientation towards growth" investment style, buying great businesses opportunistically, at attractive prices, should help us realize our goal of achieving above average rates of return, with below average risk within the small cap universe. Our long term objective for Baron Growth & Income Fund is unchanged. We are seeking to double Baron Growth & Income's per share net asset value to $50 during 2002 and then double it again during the next four or five years. Of course, there can be no guarantee we can achieve these goals.


Investment Strategy...focus on smaller companies...

The Fund has been reducing its investments in larger companies and purchasing smaller companies. In the five months from October 1, 1998 through February 28, 1999, the Fund sold positions in 30 stocks with median market caps of $2.4 billion and a weighted market cap of $10 billion. During the same period the Fund made investments in 16 companies with median market caps of $689 million and weighted average market cap of $750 million. Small cap under-performance has continued and we have, to our benefit, been invested in some great larger companies, like Schwab, which themselves were small cap companies when we first began investing in them. (We began to invest in Schwab in 1992 when its market cap was below $800 million. It's now almost $30 billion!) Therefore, the median and average market cap of the Fund has not fallen by as much as one would expect from the portfolio changes that have occurred to date. Our commitment to focus the Fund's investments in smaller companies is unchanged. Our two new co-portfolio managers, Matt Ervin and Mitch Rubin, share with me the mandate to purchase new small cap businesses that have the potential to be BIG...our next Schwab...or Robert Half...or NTL...or DeVry...or HCR Manor Care...or Heftel...well, we obviously live with hope and great expectations. Clearly, the relatively small size of Baron Growth & Income Fund gives us the opportunity to take advantage of numerous compelling small cap values. Shareholders should expect the Fund to have less overlap with Baron Asset Fund than historically as well as a significantly lower median and average market cap than it does at present.


--------------------------------------------------------------------------------
RECENT DEVELOPMENTS

Southern Union announces offer to acquire Southwest Gas


We have been investors in Southern Union for the past several years and have added to our holdings in the past several months. Southern Union is currently the fourteenth largest natural gas distributor in the United States serving markets in Texas and Missouri. George Lindemann bought the company in 1989 after making successful investments in other deregulating and consolidating industries such as pharmaceuticals, cable tv and cellular communications. In 1994, Southern Union doubled in size its customer base through its acquisition of Missouri Gas and Energy. Through successful integration and a focused, entrepreneurial approach to utility management, the combined company prospered. Since that acquisition, Southern Union's market value increased five fold, from $140 million to nearly $700 million.

The Southern Union management team believes that the Southwest Gas transaction is a similar opportunity to Missouri Gas and Energy. The transaction, if consummated, would again double Southern Union's size and make it the nation's largest gas-only distribution company. Southwest is based in Las Vegas and provides natural gas service to over 1.2 million customers in Nevada and Arizona as well as parts of northeastern and southeastern California. Key cities include Las Vegas, Phoenix, Tucson and Lake Tahoe/Reno. Southern Union has begun due diligence in the hopes of entering a merger agreement and hopes to close the transaction in the next several months. As a large gas utility,

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            B A R O N    G R O W T H    &    I N C O M E    F U N D
--------------------------------------------------------------------------------

Southern Union would be well situated to provide its customers with communication services and, following utility deregulation, to provide its customers electricity services as well.

Thank you for investing in Baron Growth & Income Fund.

You will soon receive proxy material that will describe proposed changes to the Fund. We want to encourage all our fellow shareholders to vote their proxies. We will be available by telephone at 1-800-99-BARON, by e-mail, and soon at our new web site www.baronfunds.com to answer your questions after you receive your proxy material.

We recognize that it must be a very difficult decision for most individuals when deciding how to invest hard earned savings that you intend to use to buy a new home, pay for your children's education or fund your retirement. When considering mutual funds, it must be especially difficult. This because there are now thousands of mutual funds from which to choose...in fact, even more mutual funds than there are stocks. We hope that our quarterly shareholder letters, financial magazine interviews, and annual shareholder meetings have allowed you to make an informed decision about whether Baron Growth & Income Fund is an appropriate investment for you and your family.

We are greatly appreciative of the continued strong support of our fellow Baron Growth & Income shareholders. We will continue to work hard to justify your confidence. We remain confident that the businesses in which we are shareholders have very favorable growth prospects and that these prospects will soon again be reflected in their stock prices...and, as a result, that we will soon again have very favorable results to report.

Again, thank you for investing in Baron Growth & Income Fund.

Sincerely,


/s/ Ronald Baron             /s/ Matt Ervin                /s/ Mitch Rubin
--------------------         --------------------          --------------------
Ronald Baron                 Matt Ervin                    Mitch Rubin
President                    Vice President                Vice President
March 3, 1999                March 3, 1999                 March 3, 1999

[REGISTERED LOGO]
BARON
FUNDS



  BARON SMALL
3 CAP FUND


PERFORMANCE........................................................16

PORTFOLIO
COMPOSITION........................................................16

NEW POSITIONS......................................................17

RECENT EVENTS......................................................18



767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

 BARON SMALL CAP FUND


QUARTERLY REPORT                                    DECEMBER 31, 1998

Dear Baron Small Cap
Fund Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE


Baron Small Cap performed well in the December quarter. The Fund gained 22.4% in the December quarter and outperformed the Russell (+16.3%) and the S&P 500 (+21.3%). For the calendar year 1998, Baron Small Cap gained 2.2%.

Though we recovered sharply off the bottom, the Fund finished the year up 58% from its low in October, we don't feel overjoyed because the earlier losses were so precipitous and our gains just got us back to even.

We had some huge winners in the quarter in the important stocks, United International Holdings (UIH) up 95%, Premier Parks (PKS) up 72%, SFX Entertainment (SFXE) up 71%, IT Group (ITX) up 63%, and Williams Sonoma (WSM) up 86%. The companies in our portfolio with the smallest market capitalizations, as well as the "value" oriented investments, performed less well. We also realized losses in a handful of smaller positions, all which were sold in part or in entirety, in the quarter (Budget Group, AMF Bowling, Dispatch Management, US Office Products, Paging Networks).


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

At the end of 1998, Baron Small Cap had net assets of $457million and owned 43 stocks. The portfolio is relatively concentrated. The top 10 stocks account for 45% of assets, the top 15 stocks for 57%. We also have concentrations in four industry groups: Media and Entertainment, Communications, Business Services, and Amusement and Recreation, which among them account for 59% of our investments.

In our letters to shareholders in the June and September quarters, we discussed how the market turmoil created exceptional values, not

--------------------------------------------------------------------------------
PERFORMANCE
FOR THE 3 MONTHS ENDED DECEMBER 31, 1998

BARON SC FUND                22.42%
S&P 500*                     21.34%
RUSSELL 2000*                16.31%

--------------------------------------------------------------------------------
PERFORMANCE SINCE INCEPTION
OCTOBER 1, 1997 THROUGH DECEMBER 31, 1998

BARON SC FUND                  5.4%
S&P 500*                      32.3%
RUSSELL 2000*                 -5.8%

--------------------------------------------------------------------------------
PERFORMANCE
FOR THE 12 MONTHS ENDED DECEMBER 31, 1998

BARON SC FUND                 2.23%
S&P 500*                     28.57%
RUSSELL 2000*                -2.55%
--------------------------------------------------------------------------------
*THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE
 PERFORMANCE OF THE STOCK MARKET IN GENERAL: THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

--------------------------------------------------------------------------------
                B A R O N      S M A L L      C A P      F U N D
--------------------------------------------------------------------------------

just in the small cap market in general, but within our portfolio. We took advantage of this in the fourth quarter by significantly adding to some of our favorites (UIH, PKS, SFXE and ITX) and established a new large position in Central Parking Corporation (CPC). We funded these purchases with cash reserves and the proceeds from the sale of some smaller positions in which we were less enamored and/or had tax losses we could realize. We reduced the number of holdings in the portfolio by about a third and took the concentration levels higher, which we are very comfortable with.


Though this seems like a lot of action, we view this merely as an optimization of the portfolio. Our approach at Baron Small Cap, like the other Baron Funds, is to be long-term investors in small companies with big opportunities. To this point, of the ten largest positions, half have been owned since the inception of the Fund, two were added in the first quarter of 1998, one in the second quarter, one in the third and one in the fourth. We do not find it productive to try to reinvent our portfolio each quarter, in fact we will miss the chance to make multiples on our investments if we sell out too soon. We strongly believe that the re-branding and intensive capital spending program at Premier Parks will enable cash flow to double from present levels, which will cause PKS' stock to double again. We think SFX's plans to increase utilization of its amphitheaters and create a national advertising medium will cause its earnings to double in the next three years. This will propel its stock much higher. We remain excited and confident about all the new Four Seasons hotels about to open in the next three years and the maturation of its existing hotels, leading us to believe its stock has a long way to appreciate. And so on.


--------------------------------------------------------------------------------
NEW POSITIONS

I have been an investor in the cable industry for over a decade. This industry is undergoing a renaissance after being out of favor three years ago, due to fear of competition of satellite television and the leveraged capital structure of the industry. Balance sheets have been restructured and the cable plant has been rebuilt and upgraded, allowing for enhanced entertainment offerings, speedy internet access and cheaper local telephone service. Baron Small Cap has had a position in Century Communications, a domestic operator with a strong hold in Los Angeles for about a year. More recently, we have added a substantial position with international operator, United International Holdings
(UIH).


UIH was founded in 1989 by one of the early pioneers in the US cable industry, Gene Schneider. Upon selling his domestic systems, he set out to replicate his success offshore. At first, UIH had various minority positions around the world, which over the last couple of years have been rationalized down to operations in Europe, Chile and Australia. UIH's most exciting opportunity is in Europe, where its subsidiary, United Pan-Europe Communi-cations NV (UPC), is the largest operator with systems in 10 countries passing approximately 6 million homes. UPC just completed a highly successful public offering of equity in which the company raised $1.2B by selling one-third of the ownership in UPC to the public. Microsoft purchased a quarter of this offering to participate in UPC's growth and business development.


The opportunities for UPC are multi-faceted and substantial. First, its existing cable business is basically a utility service providing 10-20 channels of programming for $10 a month. UPC is in the process of offering more choice by introducing new channels and re-tiering offerings, exactly what has successfully been done in the US and around the world. The goal is to get $30 a month from subscribers, not $10. Second, UPC will compete as a local telephone company, offering its own branded service (Priority Telecom) over its rebuilt cable plant to residences and businesses it passes. The telecom markets in Europe were deregulated in January 1998. The initial competition has been in international long distance and long haul communications. Presently, the state PTTs are monopoly providers of local service and are very vulnerable to competition. For instance, Baron Asset Fund's NTLI has taken over 40% market share from British Telecom in England. Third, UPC intends to be the best provider of internet and data service. In addition to having a superior network, in which over a half billion dollars has been invested to upgrade, UPC has founded an internet service provider called "Chello", styled after @Home, which will originate and coordinate local content and serve as a back bone for other cable operators. Fourth, UPC has a programming effort in the entertainment business much like Liberty Media. In essence, the business plan is to replicate the success of other global operations. The opportunity though is larger because markets are wealthy yet under-served.


To put some numbers around all of this, we feel it is reasonable that UPC can get half of its existing cable customers to buy expanded cable service at an incremental charge of $15 a month. We also feel that a quarter of the homes passed will take high speed internet service at $30 a month, that 30% of the residences and 20% of the business will buy local telephone services from UPC, and that Chello broadband will successfully sell backbone services to 25% of the upgraded cable systems in Europe. If this plays out, UIH's cash flow could grow from $140M in 1998 to $700M over time and generate $2B of cash flow in the interim years. The company would be conservatively worth $12B and UIH's 66% holding would be worth $8B or $200 per UIH share. And this gives no credit to programming opportunities in cable and the internet and the acquisition of other systems that can be similarly exploited.


In the December quarter, we took advantage of the decline in the stock of Central Parking Corp (CPC) to establish a large position. CPC fits our investment criteria--it is the leading company

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                B A R O N      S M A L L      C A P      F U N D
--------------------------------------------------------------------------------

in a growing and well-protected business, in this case the parking services business. CPC is well-managed by highly competent, incentivized, and honorable operators. Monroe Carell, who founded the company 30 years ago and still owns about one third of the equity, has led the company as it has more than quadrupled its profit over the last five years. Third, and importantly, the stock was at a price that offered us a substantial return. We have long admired this company, but it was not until this last quarter, when the stock fell nearly 50%, that we had the opportunity to buy it at what we considered a very attractive price.


Central Parking is the largest operator of parking garages in the states with almost 20% share of privately controlled parking spaces. In addition, CPC has been expanding its international presence and manages "on-street" locations for municipalities. What separates CPC from other parking operators is not just scale, but its dedication to people. All CPC facility managers are college educated and go through an extensive training program. They are offered a visible career path and incentive compensation plans. They are charged with maximizing the profitability of their garage, with the assistance of the organization, and if they prove up to the task, they get bigger challenges.


Central Parking grows through same facility growth, increasing market share by "take-aways" and by accretive acquisitions. They have been raising rates by 5% per year in general, which is all incremental profit and is one of the main reasons we think this is a good business. The garage operators' goal is to maximize occupancy by actively selling spaces and making sure there are no bottlenecks in the operations. The local managers are also responsible for adding new garages by taking away business from other local service providers. CPC has proven it can earn higher revenues and cash flows on an individual garage, and since property owners share in the profits, CPC is successfully winning new business. Also, as real estate ownership consolidates, CPC has opportunities to win large national account contracts. CPC has been able to increase its units by around 10% per year, and the trend is accelerating. Acquisitions have been another driver of growth. CPC has proven to pay reasonable multiples, on average 8x trailing cash flow, and then improve the acquired operations.


In early 1998, CPC acquired Kinney Systems, a large New York City-based operator. The deal was well priced, there was significant upside in improving the operations and it made strategic sense. However, in late 1998, the results from the Kinney operation were a little behind schedule, causing CPC to miss modestly earnings projections for the fourth quarter of their fiscal 1998. The stock fell from $48 to $25, when we became interested. We spent time with company management at their headquarters in Nashville and met with the newly appointed regional directors for New York City. Our visits confirmed our impressions of the quality of the business and the management. We also concluded the short fall was understandable, temporary and fixable. We researched a large pending transaction, the acquisition of Allright

Parking Systems, the second-largest domestic operator after CPC, and concluded that it made tremendous financial and strategic sense and it would proceed, and spoke to the present owners of Allright who seconded our admiration for the management.


We expect CPC to earn $1.25 in 1999 and close to $2.00 in 2000 (with cash earnings of $2.30). We think CPC can maintain a growth rate of over 25% in earnings subsequently. On an earnings basis, we feel the stock could trade to $50 over the next 18 months. Also, we feel the company's cash flow is worth a 12 multiple which on our estimate of $175M in the Year 2000, also results in a $50 stock.


--------------------------------------------------------------------------------
RECENT EVENTS


Some significant corporate events occurred during the December quarter. Centennial Cellular, our largest position earlier in the year, was acquired in a leveraged buyout by Welsh Carson. We bought Centennial at about $20. They put themselves up for sale 6 months later and signed a contract to be sold for $43. In the turmoil of the fall and with the lack of liquidity in the high yield market, the stock fell to below $30 on concerns over the deal. The terms were slightly re-worked and the deal closed. We had the opportunity to retain some of our position post-closing and added to it later and now have a nice participation in the recapitalized company.


SFX Entertainment announced a deal with Ticket Master which increased SFX's cut of the transaction fee the ticket broker charges. Also, they announced the closure of two important, pending deals which needed justice department approval.


United Rentals announced an investment of $300M by Apollo Advisers, which enables the company to continue its rapid consolidation of the equipment rental industry.


In each one of these cases, the stocks suffered heavy losses in the fall, not just because the markets were weak, but also because the environment caused uncertainty that funding would be available to complete pending transactions. We stayed in close contact with the managements of these companies and as we became convinced the companies would be unaffected, we purchased more stock.


American Tower Corporation (AMT) acquired some significant competitors: Omni America and Telecom Tower, which increased AMT's footprint and made shareholders out of Hicks Muse and the Cox family, which will further help the development of the company.


Career Education (CECO) acquired a culinary school and a photography school which, in addition to being "schools of excellence", have big upside if managed and marketed more

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                B A R O N      S M A L L      C A P      F U N D
--------------------------------------------------------------------------------

aggressively. CECO also announced an agreement with the Le Cordon Bleu Institute of France to blend its culinary curriculum into CECO's and re-brand our combined culinary effort. CECO feels this world-renown name will help it grow enrollment faster and raise tuition.


And again, thank you for investing in Baron Small Cap Fund. We know that it has been difficult for investors to live through the high volatility of investing in small cap stocks that we experienced in 1998. We appreciate your continued support.



Sincerely,




/s/ Cliff Greenberg
-------------------------
Cliff Greenberg

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization
--------------------------------------------------------------------------------
The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds will invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------

                                                  Equity
                                                Market Cap          % of
Company                                        (in millions)     Net Assets
------------------------------------------------------------------------------
                              Large Capitalization
------------------------------------------------------------------------------
Charles Schwab Corp. ......................  $22,561           13.0%
Outdoor Systems, Inc. .....................    5,529            0.9
                                                              -----
                                                               13.9%
                             Medium Capitalization
------------------------------------------------------------------------------
Robert Half Intl., Inc. ...................    4,071            3.9%
HCR Manor Care, Inc. ......................    3,256            5.4
American Tower Corp. Class A ..............    3,165            2.8
Public Storage, Inc. ......................    3,153            0.1
Univision Communications, Inc. ............    3,108            1.0
Mirage Resorts, Inc. ......................    2,689            1.8
Dollar Tree Stores, Inc. ..................    2,584            2.8
Heftel Broadcasting Corp. Class A .........    2,429            2.8
Century Communications Corp. ..............    2,384            0.7
NTL, Inc. .................................    2,336            3.0
Premier Parks, Inc. .......................    2,281            1.9
Kimco Realty Corp. ........................    2,255            0.6
Williams-Sonoma, Inc. .....................    2,242            0.5
Stewart Enterprises, Inc. Class A .........    2,181            0.4
Spieker Properties, Inc. ..................    2,178            1.5
DeVry, Inc. ...............................    2,123            2.5
Polo Ralph Lauren Corp. ...................    1,912            3.5
Sotheby's Holdings, Inc. Class A ..........    1,821           11.6
Flextronics Intl. Ltd. ....................    1,772            2.1
Federated Investors, Inc. .................    1,565            0.3
FelCor Lodging Trust, Inc. ................    1,562            1.0
Sun Intl. Hotels, Ltd. ....................    1,518            2.7
                                                              -----
                                                               52.9%
                              Small Capitalization
------------------------------------------------------------------------------
Sylvan Learning Systems, Inc. .............    1,478            0.4%
Industrie Natuzzi SPA ADR .................    1,415            1.8
Post Properties, Inc. .....................    1,385            0.1
Cox Radio, Inc. ...........................    1,203            0.6
Iron Mountain, Inc. .......................    1,056            0.5
Unova, Inc. ...............................      992            0.3
Four Seasons Hotels, Inc. .................      990            0.4
Quorum Health Group, Inc. .................      975            0.3
United Stationers, Inc. ...................      959            0.3
ChoicePoint, Inc. .........................      945            1.2
ITT Educational Services, Inc. ............      918            0.8
Storage USA, Inc. .........................      895            0.1
OM Group, Inc. ............................      865            1.3
CD Radio, Inc. ............................      793            0.5
Choice Hotels Intl., Inc. .................      792            3.2
United Intl. Hldgs., Inc. .................      778            0.3

                                                 Equity
                                               Market Cap      % of
Company                                      (in millions)     Net Assets
------------------------------------------------------------------------------
                        Small Capitalization (continued)
------------------------------------------------------------------------------
Vail Resorts, Inc. Class A ................  $   755            3.9%
Taubman Centers, Inc. .....................      727            0.2
Metro Networks, Inc. ......................      707            0.9
Education Management Corp. ................      689            0.7
Southern Union Co. ........................      688            0.4
Seacor Smit, Inc. .........................      627            0.8
Commonwealth Telephone Ent., Inc. .........      616            0.2
Sun Communities, Inc. .....................      594            0.2
Young Broadcasting, Inc. Class A ..........      578            0.8
Budget Group, Inc. Class A ................      571            0.6
CCA Prison Realty Trust ...................      519            0.7
Libbey, Inc. ..............................      500            1.4
Alexander's, Inc. .........................      391            0.4
Cross Timbers Oil Co. .....................      343            0.6
Stein Mart, Inc. ..........................      316            0.3
AMF Bowling, Inc. .........................      306            1.0
Saga Communications, Inc. Class A .........      261            1.1
DVI, Inc. .................................      255            0.5
Cellular Communications of P.R., Inc. .....      251            0.4
Counsel Corp. .............................      220            0.3
Smart and Final, Inc. .....................      216            0.4
CoreComm, Ltd. ............................      208            0.4
Learning Tree Intl., Inc. .................      199            0.5
American Mobile Satellite Corp. ...........      169            0.3
Avatar Holdings, Inc. .....................      147            0.2
Bristol Hotels & Resorts, Inc. ............      109            0.2
Sunburst Hospitality Corp. ................       85            0.3
Caliber Learning Network, Inc. ............       52            0.1
                                                              -----
                                                               29.9%

--------------------------------------------------------------------------------
Baron Growth & Income Fund
--------------------------------------------------------------------------------


                                                  Equity
                                                Market Cap        % of
Company                                       (in millions)    Net Assets
---------------------------------------------------------------------------
                             Large Capitalization
---------------------------------------------------------------------------
Charles Schwab Corp. ......................  $22,561           15.5%

                            Medium Capitalization
---------------------------------------------------------------------------
Robert Half Intl., Inc. ...................    4,071             3.4%
HCR Manor Care, Inc. ......................    3,256             6.2
American Tower Corp. Class A ..............    3,165             3.4
Mirage Resorts, Inc. ......................    2,689             0.8
Dollar Tree Stores, Inc. ..................    2,584             3.6
Heftel Broadcasting Corp. Class A .........    2,429             4.0
NTL, Inc. .................................    2,336             4.1
Kimco Realty Corp. ........................    2,255             2.0
Spieker Properties, Inc. ..................    2,178             2.8

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------


                                                  Equity
                                                Market Cap        % of
Company                                       (in millions)    Net Assets
---------------------------------------------------------------------------
                      Medium Capitalization (continued)
---------------------------------------------------------------------------
DeVry, Inc. ...............................    2,123             3.2%
Boston Properties, Inc. ...................    1,937             0.9
Polo Ralph Lauren Corp. ...................    1,912             1.2
Sotheby's Holdings, Inc. Class A ..........    1,821             2.5
Flextronics Intl. Ltd. ....................    1,772             2.5
FelCor Lodging Trust, Inc. ................    1,562             1.3
Sun Intl. Hotels, Ltd. ....................    1,518             2.9
                                                                ----
                                                                44.8%
                             Small Capitalization
---------------------------------------------------------------------------
Industrie Natuzzi SPA ADR .................    1,415             0.3%
Post Properties, Inc. .....................    1,385             1.3
Storage USA, Inc. .........................      895             1.5
OM Group, Inc. ............................      865             1.5
Choice Hotels Intl., Inc. .................      792             8.8
Vail Resorts, Inc. Class A ................      755             1.5
Taubman Centers, Inc. .....................      727             1.6
Metro Networks, Inc. ......................      707             1.2
Education Management Corp. ................      689             0.7
Southern Union Co. ........................      688             3.4
CBL & Associates Properties, Inc. .........      622             0.7
Sun Communities, Inc. .....................      594             1.9
CCA Prison Realty Trust ...................      519             0.9
Libbey, Inc. ..............................      500             0.4
Cross Timbers Oil Co. .....................      343             0.5
AMF Bowling, Inc. .........................      306             0.7
Saga Communications, Inc. Class A .........      261             2.1
DVI, Inc. .................................      255             1.2
Smart and Final, Inc. .....................      216             0.5
Medallion Financial Corp. .................      200             1.1
American Mobile Satellite Corp. ...........      169             0.8
Bristol Hotels & Resorts, Inc. ............      109             0.3
                                                                ----
                                                                32.9%
--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------

                                                   Equity
                                                 Market Cap          % of
Company                                         (in millions)     Net Assets
-------------------------------------------------------------------------------
                              Large Capitalization
-------------------------------------------------------------------------------
Clear Channel Communications, Inc. ........  $13,534             3.5%

                              Medium Capitalization
-------------------------------------------------------------------------------
American Tower Corp. Class A ..............    3,165             3.6%
Century Communications Corp. ..............    2,384             4.5
Premier Parks, Inc. .......................    2,281             6.1
United Rentals, Inc. ......................    2,266             2.6
Williams-Sonoma, Inc. .....................    2,242             2.8
SFX Entertainment, Inc. ...................    1,671             4.4
Sun Intl. Hotels, Ltd. ....................    1,518             1.6
                                                                ----
                                                                25.6%
                              Small Capitalization
-------------------------------------------------------------------------------
Iron Mountain, Inc. .......................    1,056             6.5%
Centennial Cellular Corp. .................    1,051             3.5
Jefferies Group, Inc. .....................    1,044             0.5
Unova, Inc. ...............................      992             2.3
Four Seasons Hotels, Inc. .................      990             3.6

                                                  Equity
                                                Market Cap      % of
Company                                       (in millions)     Net Assets
-------------------------------------------------------------------------------
                        Small Capitalization (continued)
-------------------------------------------------------------------------------
United Stationers, Inc. ...................      959             3.3%
Central Parking Corp. .....................      959             3.6
ChoicePoint, Inc. .........................      945             2.7
United Intl. Hldgs., Inc. .................      778             4.5
Metro Networks, Inc. ......................      707             3.5
Intrawest Corp. ...........................      647             1.4
Commonwealth Telephone Ent., Inc. .........      616             2.9
Young Broadcasting, Inc. Class A ..........      578             1.3
Province Healthcare Co. ...................      563             1.3
Amphenol Corp. ............................      529             0.6
El Paso Electric Co. ......................      526             1.6
Loews Cineplex Entertainment Corp. ........      459             2.1
Electronic Lightwave, Inc. ................      407             0.2
Commnet Cellular, Inc. ....................      277             0.9
International Technology Corp. ............      252             4.1
ResortQuest Intl., Inc. ...................      247             2.7
Kenneth Cole Productions, Inc. ............      245             2.4
Counsel Corp. .............................      220             1.3
Career Education Corp. ....................      216             3.6
Caribiner Intl., Inc. .....................      215             1.7
CoreComm, Ltd. ............................      208             1.2
U.S. Office Products Co. ..................      142             0.2
Morton's Restaurant Group, Inc. ...........      124             1.4
Rural Cellular Corp. Class A ..............       94             1.0
The Sports Club Co. .......................       82             0.6
Strategic Distribution, Inc. ..............       76             0.3
Equity Marketing, Inc. ....................       51             0.7
Dispatch Management Services Corp. ........       47             0.1
AVTEAM, Inc. ..............................       43             0.6
                                                                ----
                                                                68.2%

Table II
--------------------------------------------------------------------------------
Portfolio Risk Characteristics
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                   Baron Asset     Baron Growth    Baron Small
                                       Fund       & Income Fund     Cap Fund
------------------------------------------------------------------------------
                                       % of            % of           % of
                                    Portfolio       Portfolio       Portfolio
------------------------------------------------------------------------------
Oil Price Sensitivity ..........     18.8%          20.6%            21.0%
Leverage (Debt > 40% of
   Market Cap) .................     18.2           26.2             44.5
Foreign Sales Dependent
   (Sales > 10%) ...............     26.3           15.0             19.0
Volatility (Beta > 1.2) ........     24.4           28.3             23.4
Over-the-Counter
   Securities ..................     20.0           18.8             45.7
Unseasoned Securities
(Publicly owned for
   < 3 years) ..................     19.0           20.2             46.2
(Publicly owned for
   < 1 year) ...................      3.6            3.7             21.4
Turnarounds ....................      1.7            0.7              8.3
Development Companies ..........      3.5            0.8             11.5

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

Table III
--------------------------------------------------------------------------------
Historical Information                     (Unaudited)
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-------------------------------------------------------------------------------------
06/12/87     $     108,728       $ 10.00                              $10,000
-------------------------------------------------------------------------------------
06/30/87         1,437,521        10.71                                10,710
-------------------------------------------------------------------------------------
09/30/87         3,905,221        11.95                                11,950
-------------------------------------------------------------------------------------
12/31/87         4,406,972        10.10        $ 0.197                 10,298
-------------------------------------------------------------------------------------
03/31/88         6,939,435        11.56                                11,786
-------------------------------------------------------------------------------------
06/30/88         9,801,677        12.68                                12,928
-------------------------------------------------------------------------------------
09/30/88        11,734,509        12.98                                13,234
-------------------------------------------------------------------------------------
12/31/88        15,112,031        12.87         0.701                  13,843
-------------------------------------------------------------------------------------
03/31/89        22,269,578        14.75                                15,864
-------------------------------------------------------------------------------------
06/30/89        31,397,929        16.06                                17,273
-------------------------------------------------------------------------------------
09/30/89        47,658,616        17.22                                18,521
-------------------------------------------------------------------------------------
12/31/89        49,007,084        14.66         1.409                  17,299
-------------------------------------------------------------------------------------
03/31/90        50,837,946        13.87                                16,367
-------------------------------------------------------------------------------------
06/30/90        54,413,786        14.32                                16,898
-------------------------------------------------------------------------------------
09/30/90        40,002,612        10.88                                12,838
-------------------------------------------------------------------------------------
12/31/90        42,376,625        11.75         0.198                  14,100
-------------------------------------------------------------------------------------
03/31/91        47,104,889        13.88                                16,656
-------------------------------------------------------------------------------------
06/30/91        45,600,730        13.81                                16,572
-------------------------------------------------------------------------------------
09/30/91        47,409,180        14.80                                17,760
-------------------------------------------------------------------------------------
12/31/91        46,305,042        15.71         0.035                  18,895
-------------------------------------------------------------------------------------
03/31/92        48,011,634        16.72                                20,109
-------------------------------------------------------------------------------------
06/30/92        42,289,409        15.28                                18,377
-------------------------------------------------------------------------------------
09/30/92        43,816,305        16.20                                19,484
-------------------------------------------------------------------------------------
12/31/92        47,955,530        17.73         0.162                  21,522
-------------------------------------------------------------------------------------
03/31/93        50,015,244        18.82                                22,845
-------------------------------------------------------------------------------------
06/30/93        52,432,090        19.70                                23,912
-------------------------------------------------------------------------------------
09/30/93        59,916,570        21.91                                26,595
-------------------------------------------------------------------------------------
12/31/93        64,069,114        21.11         0.774                  26,576
-------------------------------------------------------------------------------------
03/31/94        63,099,109        20.69                                26,047
-------------------------------------------------------------------------------------
06/30/94        68,880,300        20.40                                25,682
-------------------------------------------------------------------------------------
09/30/94        80,258,542        22.82                                28,728
-------------------------------------------------------------------------------------
12/31/94        87,058,228        22.01         0.656                  28,547
-------------------------------------------------------------------------------------
03/31/95       160,603,528        24.29                                31,505
-------------------------------------------------------------------------------------
06/30/95       202,259,502        25.79                                33,450
-------------------------------------------------------------------------------------
09/30/95       289,973,331        29.30                                38,003
-------------------------------------------------------------------------------------
12/31/95       353,095,409        29.74         0.034                  38,618
-------------------------------------------------------------------------------------
03/31/96       638,297,904        34.14                                44,332
-------------------------------------------------------------------------------------
06/30/96     1,124,647,802        36.65                                47,591
-------------------------------------------------------------------------------------
09/30/96     1,166,057,654        35.50                                46,098
-------------------------------------------------------------------------------------
12/31/96     1,326,321,785        36.23         0.039                  47,097
-------------------------------------------------------------------------------------
03/31/97     1,663,347,667        34.98                                45,472
-------------------------------------------------------------------------------------
06/30/97     2,306,228,855        41.74                                54,260
-------------------------------------------------------------------------------------
09/30/97     3,224,498,394        47.43                                61,656
-------------------------------------------------------------------------------------
12/31/97     3,793,013,753        48.51         0.000                  63,060
-------------------------------------------------------------------------------------
03/31/98     5,187,450,337        53.68                                69,781
-------------------------------------------------------------------------------------
06/30/98     5,545,334,568        52.20                                67,857
-------------------------------------------------------------------------------------
09/30/98     4,410,506,448        39.96                                51,946
-------------------------------------------------------------------------------------
12/31/98     5,672,309,694        50.54         0.041                  65,752
-------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

                        Period ended December 31, 1998


One year                                                                   4.3%
-------------------------------------------------------------------------------
Two years                                                                 18.2%
-------------------------------------------------------------------------------
Three years                                                               19.4%
-------------------------------------------------------------------------------
Four years                                                                23.2%
-------------------------------------------------------------------------------
Five years                                                                19.9%
-------------------------------------------------------------------------------
Ten years                                                                 16.9%
-------------------------------------------------------------------------------
Since inception June 12, 1987                                             17.7%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baron Growth & Income Fund
--------------------------------------------------------------------------------

                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
     Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------------------------------------------------------------------------------------
   01/03/95     $   741,000         $10.00                               $10,000
----------------------------------------------------------------------------------------
   03/31/95       3,425,507          11.78                                11,780
----------------------------------------------------------------------------------------
   06/30/95       7,231,619          13.18                                13,180
----------------------------------------------------------------------------------------
   09/30/95      28,632,467          14.77                                14,770
----------------------------------------------------------------------------------------
   12/31/95      41,043,705          15.11        $ 0.142                 15,254
----------------------------------------------------------------------------------------
   03/31/96      77,337,831          16.90                                17,061
----------------------------------------------------------------------------------------
   06/30/96     172,070,435          18.20                                18,373
----------------------------------------------------------------------------------------
   09/30/96     207,234,494          18.40                                18,575
----------------------------------------------------------------------------------------
   12/31/96     243,983,507          19.04         0.255                  19,483
----------------------------------------------------------------------------------------
   03/31/97     273,907,177          18.57                                19,002
----------------------------------------------------------------------------------------
   06/30/97     316,981,759          21.82                                22,328
----------------------------------------------------------------------------------------
   09/30/97     390,831,861          24.89                                25,469
----------------------------------------------------------------------------------------
   12/31/97     415,134,319          24.88         0.073                  25,535
----------------------------------------------------------------------------------------
   03/31/98     511,405,730          27.28                                27,998
----------------------------------------------------------------------------------------
   06/30/98     478,748,484          26.07                                26,757
----------------------------------------------------------------------------------------
   09/30/98     315,557,850          20.32                                20,855
----------------------------------------------------------------------------------------
   12/31/98     343,695,555          24.87         0.035                  25,561
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON GROWTH & INCOME FUND'S
AVERAGE ANNUAL RETURN

                        Period ended December 31, 1998


One year                                                                   0.1%
-------------------------------------------------------------------------------
Two years                                                                 14.5%
-------------------------------------------------------------------------------
Three years                                                               18.8%
-------------------------------------------------------------------------------
Since inception January 3, 1995                                           26.4%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------

                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
     Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------------------------------------------------------------------------------------
   10/01/97     $112,604,624        $10.00                               $10,000
----------------------------------------------------------------------------------------
   12/31/97      285,270,924         10.31        0.000                   10,310
----------------------------------------------------------------------------------------
   03/31/98      449,240,304         11.84                                11,840
----------------------------------------------------------------------------------------
   06/30/98      571,568,792         11.97                                11,970
----------------------------------------------------------------------------------------
   09/30/98      403,727,998          8.61                                 8,610
----------------------------------------------------------------------------------------
   12/31/98      470,029,904         10.54        0.000                   10,540
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON SMALL CAP FUND'S
AVERAGE ANNUAL RETURN

                        Period ended December 31, 1998


One year                                                                   2.2%
-------------------------------------------------------------------------------
Since inception October 1, 1997                                            4.3%
-------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

(1) Baron Asset Fund's rankings are according to Lipper Analytical Services. Lipper ranks funds on net total return. Baron Asset Fund's ranking from its inception on June 12, 1987 through December 31, 1998 is number 2 out of 55 small cap funds.

(2) According to Morningstar, Inc. as of January 31, 1999, Baron Asset Fund's 5 year risk rating is 5 out of 38 other small company, small growth funds with a five year performance. Baron Asset Fund's 1 year, 5 year and 10 year annualized performance through January 31, 1999 is 11.4%, 20.4% and 16.5% respectively. There are a total of 234 funds in Morningstar's small company, small growth group. As of January 31, 1999, Baron Asset Fund's five year risk rating is 1.21, its broad category is domestic stock and its Morningstar category is small cap growth.

(3) Baron Asset Fund's cumulative performance from its inception on June 12, 1987 through December 31, 1998 is 557.6% versus the S&P 500 and the Russell 2000 whose performance over the same period is 458.4% and 214.9% respectively.


(4) Baron Growth & Income Fund's rankings are according to Lipper Analytical Services. Lipper ranks funds on net total return.

    The Fund's ranking from its inception on January 3, 1995 through December 31, 1998 as compared to small cap funds is number 5 out of 288.

    Baron Growth & Income Fund's ranking from its inception on January 3, 1995 through December 31, 1998 is number 104 out of 387 (73%) growth & income funds.

(5) Calendar                       Baron Growth
      Year                         & Income Fund                    Russell 2000
      1998                             0.1%                             -2.6%
      1997                            31.1%                             22.4%
      1996                            27.7%                             16.5%
      1995                            52.5%                             28.4%

(6) For the calendar year 1998 the S&P 500's performance was 28.6% and the Russell 2000's performance was -2.6%, a difference of 31.2 percentage points.

    Baron Growth & Income Fund's cumulative performance from its inception on January 3, 1995 through December 31, 1998 is 155.6% compared with the S&P 500's cumulative performance over the same period of 190.0%.


(7) According to Lipper Analytical Services, Baron Growth & Income Fund's ranking from its inception on January 3, 1995 through December 31, 1998 is number 104 out of 387 growth & income funds.

    According to Lipper Analytical Services, Baron Growth & Income Fund's ranking from its inception on January 3, 1995 through June 30, 1998 is 11 out of 393 growth and income funds.

(8) Category Rating

    Like the Morningstar Risk-Adjusted Rating, the Category Rating is a quantitative measure of risk-adjusted returns. This three-year rating shows how well a fund has balanced risk and return relative to other funds in the same Morningstar Category.

    The rating uses the same methodology as the Morningstar Risk-Adjusted Rating. Unlike the Star Rating, however, the Category Rating does not reflect any front-end or deferred loads. Other expenses, such as 12b-1 fees, are included. As with the Star Rating, five is the best rating and one is the worst.

    The Category Rating compares funds within specific groupings, incorporating risk-adjusted returns. This rating identifies the best funds within specific Morningstar Categories.


(9)  Morningstar Risk

    Listed for three, five, and ten years, a statistic that evaluates the fund's downside volatility relative to that of others in its broad asset class. To calculate the Morningstar Risk score, Morningstar plots the fund's monthly returns in relation to T-bill returns. They add up the amounts by which the fund fell short of the Treasury Bill's return and divide the result by the total number of months in the rating period. This number is then compared with those of other funds in the same broad asset class. The resulting risk score expresses how risky the fund is, relative to the average fund in its asset class. The average risk score for the fund's asset class is set equal to 1.00; thus a Morningstar risk score of 1.35 for a taxable-bond fund reveals that the fund has been 35% riskier than the average taxable-bond fund for the period considered. The four broad asset classes are domestic stock, international stock, taxable bond, and municipal bond.

    Morningstar uses a proprietary risk measure that operates differently from traditional risk measures, such as beta and standard deviation, which see both greater-than and less-than expected returns as added volatility. Morningstar believes that most investors' greatest fear is losing money--defined as underperforming the risk-free rate an investor can earn from the 90-day Treasury Bill--so their risk measure focuses only on that downside risk. Morningstar does not rate any fund that has less than three years of performance history.

(10) Calendar
      Year                           S&P 500                        Russell 2000
     1998                             28.6%                             -2.6%
     1997                             33.3%                             22.4%
     1996                             23.0%                             16.5%
     1995                             37.5%                             28.4%
     1994                              1.3%                             -1.8%

--------------------------------------------------------------------------------
                       B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1998 (Unaudited)

Shares                                                             Value
----------------------------------------------------------------------------
Common Stocks (97.64%)
----------------------------------------------------------------------------
                  Amusement and Recreation Services (11.16%)
   10,545,000     AMF Bowling, Inc.*#                          $  54,043,125
    7,000,000     Mirage Resorts, Inc.*                          104,562,500
    3,530,000     Premier Parks, Inc.*                           106,782,500
    3,315,000     Sun Intl. Hotels, Ltd.*#                       150,625,313
    6,066,000     Vail Resorts, Inc. Class A*#                   133,452,000
    4,000,000     Vail Resorts, Inc. Class A*#@                   83,600,000
                                                               -------------
                                                                 633,065,438
                  Business Services (5.58%)
    1,040,000     ChoicePoint, Inc.*#                             67,080,000
    1,749,532     Correctional Management Services Corp.*@         8,000,085
    5,000,000     Robert Half Intl., Inc.*#                      222,500,000
      725,000     United Stationers, Inc.*                        18,850,000
                                                               -------------
                                                                 316,430,085
                  Chemical (1.31%)
    2,030,000     OM Group, Inc. #                                74,095,000

                  Communications (7.06%)
    3,500,000     American Mobile Satellite Corp.*#               18,375,000
    5,305,500     American Tower Corp. Class A*                  156,843,844
    1,272,500     Cellular Communications of P.R., Inc.*#         23,541,250
      254,200     Commonwealth Telephone Ent., Inc.*               8,515,700
    1,450,600     CoreComm, Ltd.*#                                22,846,950
    3,022,000     NTL, Inc.*#                                    170,554,125
                                                               -------------
                                                                 400,676,869
                  Consumer Services (0.35%)
      900,000     Stewart Enterprises, Inc. Class A               20,025,000

                  Education (5.14%)
    1,775,000     Caliber Learning Network, Inc.*#                 7,543,750
    4,635,200     DeVry, Inc.*#                                  141,953,000
    1,760,000     Education Management Corp.*#                    41,580,000
    1,400,000     ITT Educational Services, Inc.*#                47,600,000
    3,145,000     Learning Tree Intl., Inc.*#                     28,501,563
      800,000     Sylvan Learning Systems, Inc.*                  24,400,000
                                                               -------------
                                                                 291,578,313
                  Energy (1.44%)
    4,600,100     Cross Timbers Oil Co.#                          34,500,750
      952,700     Seacor Smit, Inc.*#                             47,099,106
                                                               -------------
                                                                  81,599,856
                  Financial (13.86%)
   13,117,500     Charles Schwab Corp.                           737,039,532
    1,650,000     DVI, Inc.*#                                     29,906,250
    1,050,000     Federated Investors, Inc.                       19,031,250
                                                               -------------
                                                                 785,977,032
                  Health Services (6.06%)
        2,557     Chesapeake Healthcare Corp.*@                    4,000,196
    2,488,500     Counsel Corp.*#                                 19,596,938
   10,350,700     HCR Manor Care, Inc.*#                         304,051,812
    1,250,000     Quorum Health Group, Inc.*                      16,171,875
                                                               -------------
                                                                 343,820,821

Shares                                                             Value
----------------------------------------------------------------------------
                  Hotels and Lodging (4.09%)
    2,191,150     Bristol Hotels & Resorts, Inc.*#             $  13,420,794
   13,125,300     Choice Hotels Intl., Inc.*#                    179,652,544
      710,000     Four Seasons Hotels, Inc.                       20,767,500
    4,256,702     Sunburst Hospitality Corp.*#                    18,090,984
                                                               -------------
                                                                 231,931,822
                  Manufacturing (2.35%)
    1,390,000     Flextronics Intl., Ltd.*#                      119,018,750
      800,000     Unova, Inc.*                                    14,500,000
                                                               -------------
                                                                 133,518,750
                  Media and Entertainment (9.64%)
      860,200     CD Radio, Inc.*                                 29,461,850
    1,260,400     Century Communications Corp.*                   39,978,249
      830,000     Cox Radio, Inc.*                                35,067,500
    3,270,000     Heftel Broadcasting Corp. Class A*#            161,047,500
    1,250,000     Metro Networks, Inc.*#                          53,281,250
    1,700,000     Outdoor Systems, Inc.*                          51,000,000
    2,937,002     Saga Communications, Inc. Class A*#             60,208,541
      820,000     United Intl. Hldgs., Inc.*                      15,785,000
    1,500,000     Univision Communications, Inc.*                 54,000,000
    1,130,000     Young Broadcasting, Inc. Class A*               47,318,750
                                                               -------------
                                                                 547,148,640
                  Real Estate and REITs (5.55%)
      270,300     Alexander's, Inc.*#                             21,134,081
      774,000     Avatar Holdings, Inc.*#                         12,384,000
    1,900,000     CCA Prison Realty Trust #                       38,950,000
    2,450,000     FelCor Lodging Trust, Inc.                      56,350,000
      800,000     Iron Mountain, Inc.*                            28,850,000
      810,000     Kimco Realty Corp.                              32,146,875
      179,999     Post Properties, Inc.                            6,918,712
      131,500     Public Storage, Inc.                             3,558,719
    2,424,500     Spieker Properties, Inc.                        83,948,312
      240,000     Storage USA, Inc.                                7,755,000
      335,000     Sun Communities, Inc.                           11,662,188
      800,000     Taubman Centers, Inc.                           11,000,000
                                                               -------------
                                                                 314,657,887
                  Retail Trade and Restaurants (19.18%)
    3,700,000     Dollar Tree Stores, Inc.*#                     161,643,750
   10,354,900     Polo Ralph Lauren Corp.*                       198,684,644
    2,237,900     Smart and Final, Inc.#                          21,539,787
   20,599,700     Sotheby's Holdings, Inc. Class A#              659,190,400
    2,700,000     Stein Mart, Inc.*#                              18,815,490
      700,000     Williams-Sonoma, Inc.*                          28,218,750
                                                               -------------
                                                               1,088,092,821
                  Transportation (0.64%)
    2,290,000     Budget Group, Inc. Class A*                     36,353,750

                  Utility Services (0.39%)
      900,000     Southern Union Co.*                             21,937,305

                  Wholesale Trade (3.13%)
    4,050,000     Industrie Natuzzi SPA ADR#                     100,743,750
    2,650,000     Libbey, Inc.#                                   76,684,375
                                                               -------------
                                                                 177,428,125

--------------------------------------------------------------------------------
                         B A R O N  A S S E T  F U N D
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1998 (Unaudited)

Shares                                                                 Value
--------------------------------------------------------------------------------

        Miscellaneous (0.71%)                                    $   40,199,062
                                                                 --------------
Total Common Stocks
 (Cost $4,326,464,453)                                            5,538,536,576

--------------------------------------------------------------------------------
Convertible Preferred Stock (0.27%)
--------------------------------------------------------------------------------
               Transportation
400,000        Budget Group Capital Trust Conv. Pref +
                (Cost $20,000,000)                                   15,400,000
                                                                 --------------
Principal Amount
--------------------------------------------------------------------------------
Corporate Bonds (0.37%)
--------------------------------------------------------------------------------
               Communications
$ 14,000,000   Intl. CableTel, Inc. 7.0% Conv. Sub.
                Notes due 06/15/2008
                (Cost $13,882,500)                                   21,140,000
                                                                  -------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
Short Term Money Market Instruments (1.52%)
--------------------------------------------------------------------------------
$ 41,075,000   American Express Corp. 3.50% due
               01/04/1999                                        $   41,075,000
  45,000,000   American Express Corp. 4.85% due
               01/04/1999                                            45,000,000
                                                                 --------------
Total Short Term Money Market Instruments
 (Cost $86,075,000)                                                  86,075,000
                                                                 --------------
Total Investments (99.80%)
 (Cost $4,446,421,953)
                                                                  5,661,151,576
                                                                 --------------
Cash and Other Assets
 Less Liabilities
                                                                     11,158,118
                                                                 --------------
Net Assets (Equivalent to $50.54 per share
  based on 112,223,393 shares of beneficial
  interest outstanding)                                          $5,672,309,694
                                                                 ==============
%  Represents percentage of net assets
+  Rule 144A securities
@  Restricted securities
#  Issuers deemed to be "affiliated"
*  Non-income producing securities
** For Federal income tax purposes the cost basis is $4,448,169,115. Aggregate unrealized appreciation and depreciation of investments are $1,846,552,842 and $633,570,381, respectively.

--------------------------------------------------------------------------------
            B A R O N    G R O W T H    &    I N C O M E    F U N D
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1998 (Unaudited)




Shares                                                         Value
----------------------------------------------------------------------------
Common Stocks (93.24%)
----------------------------------------------------------------------------
                   Amusement and Recreation Services (5.92%)
      500,000      AMF Bowling, Inc.*                     $  2,562,500
      185,000      Mirage Resorts, Inc.*                     2,763,438
      217,000      Sun Intl. Hotels, Ltd.*                   9,859,937
      235,000      Vail Resorts, Inc. Class A*               5,170,000
                                                          ------------
                                                            20,355,875
                   Business Services (3.43%)
      265,000      Robert Half Intl., Inc.*                 11,792,500

                   Chemical (1.49%)
      140,000      OM Group, Inc.                            5,110,000

                   Communications (8.26%)
      497,000      American Mobile Satellite Corp.*          2,609,250
      400,000      American Tower Corp. Class A*            11,825,000
      247,568      NTL, Inc.*                               13,972,119
                                                          ------------
                                                            28,406,369
                   Education (3.90%)
      360,000      DeVry, Inc.*                             11,025,000
      100,000      Education Management Corp.*               2,362,500
                                                          ------------
                                                            13,387,500
                   Energy (0.55%)
      250,000      Cross Timbers Oil Co.                     1,875,000

                   Financial (17.79%)
      950,000      Charles Schwab Corp.                     53,378,125
      220,000      DVI, Inc.*                                3,987,500
      265,000      Medallion Financial Corp.                 3,792,813
                                                          ------------
                                                            61,158,438

                   Health Services (6.20%)
      725,000      HCR Manor Care, Inc.*                    21,296,875

                   Hotels and Lodging (9.15%)
      218,800      Bristol Hotels & Resorts, Inc.*           1,340,150
    2,200,000      Choice Hotels Intl., Inc.*               30,112,500
                                                          ------------
                                                            31,452,650
                   Manufacturing (2.49%)
      100,000      Flextronics Intl., Ltd.*                  8,562,500

                   Media and Entertainment (7.30%)
      280,000      Heftel Broadcasting Corp. Class A*       13,790,000
      100,000      Metro Networks, Inc.*                     4,262,500
      343,750      Saga Communications, Inc. Class A*        7,046,875
                                                          ------------
                                                            25,099,375
                   Real Estate & REIT's (14.95%)
      100,000      Boston Properties, Inc.                   3,050,000
       90,000      CBL & Associates Properties, Inc.         2,323,125
      150,000      CCA Prison Realty Trust                   3,075,000
      200,400      FelCor Lodging Trust, Inc.                4,609,200
      170,000      Kimco Realty Corp.                        6,746,875
      119,999      Post Properties, Inc.                     4,612,462
      280,000      Spieker Properties, Inc.                  9,695,000
      160,000      Storage USA, Inc.                         5,170,000

Shares                                                         Value
----------------------------------------------------------------------------
                   Real Estate and REIT's (continued)
      190,000      Sun Communities, Inc.                  $  6,614,375
      400,000      Taubman Centers, Inc.                     5,500,000
                                                          ------------
                                                            51,396,037
                   Retail Trade and Restaurants (7.79%)
      280,000      Dollar Tree Stores, Inc.*                12,232,500
      220,000      Polo Ralph Lauren Corp.*                  4,221,250
      190,000      Smart and Final, Inc.                     1,828,750
      265,000      Sotheby's Holdings, Inc. Class A          8,480,000
                                                          ------------
                                                            26,762,500
                   Utility Services (3.35%)
      472,494      Southern Union Co.*                      11,517,042

                   Wholesale Trade (0.67%)
       40,000      Industrie Natuzzi SPA ADR                   995,000
       45,000      Libbey, Inc.                              1,302,187
                                                          ------------
                                                             2,297,187
                                                          ------------
Total Common Stocks
 (Cost $214,764,254)
                                                           320,469,848
                                                          ------------

Principal Amount
----------------------------------------------------------------------------
Corporate Bonds (0.88%)
----------------------------------------------------------------------------
                   Communications
$  2,000,000       Intl. CableTel, Inc. 7.00%
                    Conv. Sub. Notes due 6/15/2008
                    (Cost $1,987,500)                        3,020,000
                                                          ------------


----------------------------------------------------------------------------
Short Term Money Market Instruments (3.17%)
----------------------------------------------------------------------------
   10,902,000      American Express Corp. 3.50%
                    due 01/04/1999 (Cost $10,902,000)       10,902,000
                                                          ------------
Total Investments (97.29%)
 (Cost $227,653,754**)
                                                           334,391,848
                                                          ------------
Cash and Other Assets
 Less Liabilities
                                                             9,303,707
                                                          ------------
Net Assets (Equivalent to $24.87 per
  share based on shares of 13,818,261
  beneficial interest outstanding)
                                                          $343,695,555
                                                          ============
----------------------
% Represents percentage of net assets
 * Non-Income producing securities
** For Federal income tax purposes the cost basis is $226,990,815. Aggregate unrealized appreciation and depreciation of investments are $127,253,993 and $19,852,960, respectively.

--------------------------------------------------------------------------------
                    B A R O N   S M A L L   C A P   F U N D
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1998 (Unaudited)

                       Shares                              Value
----------------------------------------------------------------------
Common Stocks (97.29%)
----------------------------------------------------------------------
               Amusement and Recreation Services (11.82%)
    400,000    Intrawest Corp.                            6,750,000
    950,000    Loews Cineplex Entertainment Corp.*        9,618,750
    950,000    Premier Parks, Inc.*                      28,737,500
    165,000    Sun Intl. Hotels, Ltd.*                    7,497,188
    750,000    The Sports Club Co.*                       2,953,125
                                                         ----------
                                                         55,556,563
               Business Services (11.98%)
    850,000    Caribiner Intl., Inc.*                     7,756,250
    525,000    Central Parking Corp.                     17,029,687
    200,000    ChoicePoint, Inc.*                        12,900,000
    150,000    Dispatch Management Services Corp.*          609,375
    600,000    Strategic Distribution, Inc.*              1,462,500
    600,000    United Stationers, Inc.*                  15,600,000
    250,000    U.S. Office Products Co.*                    968,750
                                                         ----------
                                                         56,326,562
               Communications (13.22%)
    575,000    American Tower Corp. Class A*             16,998,438
    400,000    Centennial Cellular Corp.*                16,400,000
    400,000    Commonwealth Telephone Ent., Inc.*        13,400,000
    350,000    Commnet Cellular, Inc.*                    4,287,500
    350,000    CoreComm, Ltd.*                            5,512,500
    100,000    Electronic Lightwave, Inc.*                  818,750
    450,000    Rural Cellular Corp. Class A*              4,725,000
                                                         ----------
                                                         62,142,188
               Consumer Products (0.66%)
    375,000    Equity Marketing, Inc.*#                   3,093,750

               Education (3.58%)
    560,000    Career Education Corp.*#                  16,800,000

               Environmental (4.14%)
  1,750,000    International Technology Corp.*#          19,468,750

               Financial (0.53%)
     50,000    Jefferies Group, Inc.                      2,481,250

               Health Services (2.59%)
    750,000    Counsel Corp.*                             5,906,250
    175,000    Province Healthcare Co.*                   6,278,125
                                                         ----------
                                                         12,184,375
               Hotels and Lodging (6.22%)
    575,000    Four Seasons Hotels, Inc.                 16,818,750
    850,000    ResortQuest Intl., Inc.*#                 12,431,250
                                                         ----------
                                                         29,250,000
               Manufacturing (3.58%)
    100,000    Amphenol Corp.*                            3,018,750
    750,000    AVTEAM, Inc.* #                            2,906,250
    600,000    Unova, Inc.*                              10,875,000
                                                         ----------
                                                         16,800,000

Shares                                                    Value
----------------------------------------------------------------------
               Media and Entertainment (21.72%)
    665,000    Century Communications Corp.*           $ 21,092,935
    300,000    Clear Channel Communications, Inc.*       16,350,000
    390,000    Metro Networks, Inc.*                     16,623,750
    375,000    SFX Entertainment, Inc.*                  20,578,125
  1,100,000    United Intl. Hldgs., Inc.*                21,175,000
    150,000    Young Broadcasting, Inc. Class A*          6,281,250
                                                       ------------
                                                        102,101,060
               Real Estate and REITs (6.52%)
    850,000    Iron Mountain, Inc.*                      30,653,125

               Retail Trade and Restaurants (9.14%)
    600,000    Kenneth Cole Productions, Inc. *          11,250,000
    350,000    Morton's Restaurant Group, Inc.*#          6,606,250
    362,500    United Rentals, Inc.*                     12,007,813
    325,000    Williams-Sonoma, Inc.*                    13,101,562
                                                       ------------
                                                         42,965,625
               Utility Services (1.59%)
    855,000    El Paso Electric Co.*                      7,481,250
                                                       ------------
Total Common Stocks
 (Cost $392,356,786)                                    457,304,498
                                                       ------------
                                 Principal Amount
--------------------------------------------------------------------------------
Corporate Bonds (0.38%)
--------------------------------------------------------------------------------
               Health Services
$3,250,000     U.S. Diagnostic, Inc. 9.00%
                Conv. Sub. Deb. due 03/31/2003
                (Cost $2,520,000)                       1,787,500
                                                        ---------
--------------------------------------------------------------------------------
Short Term Money Market Instruments (2.00%)
--------------------------------------------------------------------------------
 9,377,000     American Express Corp. 3.50%
                due 01/04/1999 (Cost $9,377,000)        9,377,000
                                                        ---------
Total Investments (99.67%)
 (Cost $404,253,786**)                                468,468,998
                                                      -----------
Cash and Other Assets
  Less Liabilities                                      1,560,906
                                                      -----------
Net Assets (Equivalent to $10.54 per
  share based on shares of 44,614,013
  beneficial interest outstanding)                   $470,029,904
                                                     ============



  %    Represents percentage of net assets
  #    Issuers that may be deemed to be "affiliated"
  *    Non-income producing securities
 ** For Federal income tax purposes the cost basis is $404,884,681. Aggregate unrealized appreciation and depre-ciation of investments are $105,152,072 and $41,567,755, respectively.